UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRULIEVE CANNABIS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

TRULIEVE CANNABIS CORP.

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

OF TRULIEVE CANNABIS CORP.

AND

PROXY STATEMENT

FOR ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 10, 2021

April 20, 2021

Trulieve Cannabis Corp.

Notice of Annual General and Special Meeting of Shareholders (the “Notice”)

The 2021 annual general and special meeting of shareholders (the “Meeting”) of Trulieve Cannabis Corp., a British Columbia corporation (the “Company”), will be a virtual meeting held on June 10, 2021 beginning at 10:00 a.m. (Eastern Time), at www.virtualshareholdermeeting.com/TCNNF2021.

The following matters will be considered at the Meeting:

•	The setting of the number of directors at eight;

•	The re-election of directors for the forthcoming year from the nominees proposed by the Board;

•	The approval of the 2021 Omnibus Incentive Plan, which will replace the Schyan Exploration Inc. Stock Option Plan;

•	The re-appointment of MNP LLP, as auditors for the Company and the authorization of the board of directors of the Company (the “Board”) to fix the auditors’ remuneration and terms of engagement; and

•	The transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

This Notice of Meeting is accompanied by the proxy statement and the accompanying form of proxy (“Proxy Instrument”). As permitted by applicable securities law, the Company is using notice-and-access to deliver the proxy statement to shareholders. This means that the proxy statement is being posted online to access, rather than being mailed out. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement, the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2020, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis are available on the “Investors” section of the Company’s website at www.trulieve.com, SEDAR at www.sedar.com and the SEC’s website at www.sec.gov. Shareholders will still receive a Proxy Instrument or a voting instruction form in the mail so they can vote their shares but, instead of receiving a paper copy of the proxy statement, they will receive a notice with information about how they can access the proxy statement electronically and how to request a paper copy.

The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is April 20, 2021 (the “Record Date”). Shareholders of the Company whose names have been entered in the register of shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof.

A shareholder of the Company may attend the Meeting live via webcast or may be represented by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournment(s) thereof via the webcast are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) thereof.

To be effective, the enclosed Proxy Instrument must be returned to Broadridge (“Broadridge”) by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903. All instructions are listed on the enclosed Proxy Instrument. Your proxy or voting instructions must be received in each case no later than 11:59 p.m. (Eastern Time) on June 9, 2021 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) to the Meeting.

Whether or not you plan to attend the Meeting via live webcast, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.

DATED as of April 20, 2021
By Order of the Board of Directors

/s/ Eric Powers

Eric Powers
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2021

The Notice of Annual General and Special Meeting and Proxy Statement are available online at the “Investors” section of our website at www.trulieve.com. The 2020 Annual Report to Shareholders, which includes our Form 10-K for the year ended December 31, 2020, is also available online at the “Investors” section of our website at www.trulieve.com.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING WWW.PROXYVOTE.COM OR BY TELEPHONE 1-(800) 690-6903 OR MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL AND SPECIAL MEETING.

PROXY STATEMENT FOR THE 2021 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2021

This proxy statement contains information about the 2021 annual general and special meeting of shareholders (the “Meeting”) of Trulieve Cannabis Corp., to be held via live webcast on June 10, 2021 beginning at 10:00 a.m. (Eastern Time), at www.virtualshareholdermeeting.com/TCNNF2021. The board of directors (the “board of directors” or the “Board”) is using this proxy statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company” or “Trulieve” or similar terms refers to Trulieve Cannabis Corp. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 6749 Ben Bostic Road, Quincy, FL 32351.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke it at any time up to and including the last business day preceding the day of the Meeting by giving our Corporate Secretary written notice to that effect or at the Meeting by providing written notice to our Corporate Secretary to that effect.

We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 available to shareholders on April 20, 2021.

We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of these exemptions until the last day of the fiscal year in which the fifth anniversary of our initial public offering occurs (December 31, 2026) or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.07 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large-accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”) or if we issue more than $1.0 billion of non-convertible debt over a three-year period.

Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting of Shareholders to be Held on June 10, 2021:

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available for viewing, printing and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 23, 2021, except for exhibits, will be furnished without charge to any shareholder upon written request to our Corporate Secretary at IR@trulieve.com. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are also available on the “Investors” section of our website at www.trulieve.com, the SEC’s website at www.sec.gov and SEDAR at www.sedar.com

i

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL AND SPECIAL MEETING AND VOTING

Proxy Materials

Why am I receiving these materials?

Our Board is using this proxy statement to solicit proxies for use at the Meeting to be held via live webcast on June 10, 2021 and is making these materials available by posting them online to access, rather than mailing them out unless requested by a shareholder. The cost of any solicitation will be borne by the Company. Proxies may also be solicited personally by employees of the Company at nominal cost to the Company.

As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company and the Board. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered shareholders. In some instances, the Company has distributed copies of the Notice, the proxy statement and the accompanying Proxy Instrument (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.

Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.

Non-registered Shareholders who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:

•	receive a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Broadridge; or

•

be provided with a request for voting instructions. The Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Documents to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Documents to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Documents are available electronically on the Company’s website. Please return your voting instructions as specified in the request for voting instructions.

Receiving Future Meeting Materials by Email

eDelivery ensures that Shareholders receive documents faster, helps reduce printing and postage expenses and creates less paper waste. Shareholders who wish to enroll in e-Delivery may sign up at www.proxyvote.com.

What is included in the proxy materials?

The proxy materials include:

•	our Notice of Meeting;

•	our proxy statement for the Meeting;

•	a Proxy Instrument or voting instruction card; and

•	our 2020 Annual Report on Form 10-K.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and board committees, corporate governance, the compensation of our directors and executive officers and other required information.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at IR@trulieve.com or by calling us at (850) 480-7955.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge Financial Solutions at:

Broadridge

51 Mercedes Way

Edgewood, NY 11717

1-866-540-7095

If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

Trulieve Cannabis Corp.

Attn: Corporate Secretary

6749 Ben Bostic Road

Quincy, FL 32351

IR@trulieve.com

Note that in light of continued restrictions and orders imposed in connection with the novel coronavirus (“COVID-19”), you should allow more time for receipt and processing of physical mail than under normal circumstances.

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.

We will not reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial shareholders.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

•	The setting of the number of directors at eight;

•	The re-election of directors for the forthcoming year from the nominees proposed by the Board;

•	The approval of the 2021 Omnibus Incentive Plan, which will replace the Schyan Exploration Inc. Stock Option Plan;

•	The re-appointment of MNP LLP, as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement; and

•	The transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

What are my voting choices?

You may vote “FOR” or “AGAINST” the setting of the number of directors at eight; “FOR” or “WITHHOLD” the re-election of nominees for election as directors; “FOR” or “AGAINST” the approval of the 2021 Omnibus Incentive Plan, which will replace the Schyan Exploration Inc. Stock Option Plan; and “FOR” or “WITHHOLD” the appointment of MNP LLP, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the setting of the number of directors at eight, “FOR” each of its nominees for re-election to the Board, “FOR” the approval of the 2021 Omnibus Incentive Plan, which will replace the Schyan Exploration Inc. Stock Option Plan, and “FOR” the appointment of MNP LLP, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.

What vote is required to approve each item?

To conduct business at the Meeting, the quorum of shareholders is one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting.

If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

Proposal		Required Vote
1.	Setting the number of directors at eight	Majority of the votes cast on the proposal
2.	The election of directors	Majority of the votes cast on the proposal*
3.	Approval of 2021 Omnibus Incentive Plan	Majority of the votes cast on the proposal
3.	Appointment and remuneration of auditors	Majority of the votes cast on the proposal

* The Board has adopted a “majority voting” policy (the “Majority Voting Policy”). Pursuant to the Majority Voting Policy, at meetings of shareholders at which directors are to be elected, shareholders will vote in favor of, or withhold from voting for, each nominee separately. If, with respect to any particular nominee, the number of votes withheld exceeds the votes cast in favor of the nominee, then pursuant to the Majority Voting Policy the nominee shall be considered not to have received the support of the shareholders, even though duly elected as a matter of corporate law. An individual who is considered under the Majority Voting Policy not to have the support or confidence of the shareholders is expected forthwith to submit his or her resignation from the Board. Upon receiving such resignation, the nominating and corporate governance committee of our Board, or the Nominating and Corporate Governance Committee, will consider it and make a recommendation to the Board on whether or not to accept the resignation.

In reviewing the Nominating and Corporate Governance Committee’s recommendation, the Board shall consider the factors considered by the Nominating and Corporate Governance Committee and such additional factors as the Board considers relevant. The Board is expected to accept the recommendation of the Nominating and Corporate Governance Committee and to otherwise accept the resignation offer except in situations where exceptional circumstances would warrant the director continuing to serve on the Board. A director who has tendered a resignation pursuant to this policy will not participate in any deliberations of the Nominating and Corporate Governance Committee or the Board with respect to his or her resignation. The resignation will be effective when accepted by the Board. Within 90 days of receiving a director’s resignation, the Board will make a decision and issue a press release either announcing the resignation of the director or explaining why it has not been accepted. In determining whether or not to accept the resignation, the Board will take into account the factors considered by the Nominating and Corporate Governance Committee and any other factors the Board determines are relevant.

What happens if additional items are presented at the Meeting?

As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file in Canada on SEDAR promptly following the Meeting. Both the Form 8-K and press release will also be available on the “Investors” section of our website at www.trulieve.com.

How You Can Vote

What shares can I vote?

You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On April 15, 2021, there were 118 shareholders of record holding (i) 69,520,970 outstanding Subordinate Voting Shares; and (ii) 22 shareholders of record holding 564,827.69 outstanding Multiple Voting Shares.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting. You have received a proxy card to use in voting your shares either by mail or email.

Beneficial Owner

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted.

How can I vote at the Meeting?

The Meeting will be held entirely online to allow greater participation. Shareholders may participate in the Meeting by visiting the following website: www.virtualshareholdermeeting.com/TCNNF2021. To participate in the Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Meeting.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?

Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each registered shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

Voting by Internet

Shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.

Voting by Mail

Shareholders may vote by mail by signing, dating and returning their proxy or voting instruction card to the following address:

Vote Processing, c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

How do I attend the virtual Meeting?

This year’s Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a registered shareholder as of the close of business on April 20, 2021 or if you hold a valid proxy to vote at the annual meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/TCNNF2021. You will also be able to vote your shares electronically at the Meeting. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

The Meeting will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the Meeting prior to the start time. Online access will open at 9:45 a.m., Eastern Time, and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via a telephone number that will be posted on the login page to the Meeting.

We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate online.

What will I need to attend the virtual Meeting?

If you were a shareholder of record as of the close of business on April 20, 2021, or you hold a valid proxy for the Meeting, you may attend the Meeting, vote, and submit a question during the Meeting by visiting www.virtualshareholdermeeting.com/TCNNF2021 and using your 16-digit control number to enter the Meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may join the meeting by obtaining a proxy from the owner of record. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.

Will I be able to attend the Meeting without a 16-digit control number?

Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 16-digit control number.

Why a virtual annual meeting?

We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting. In addition, given the potential uncertainties in connection with the current COVID-19 pandemic, including risks related to travel and attending large gatherings, we believe that a virtual-only meeting is the most appropriate format for our shareholders and other Meeting attendees.

You will be able to attend the Meeting online and submit your questions or comments during the Meeting by visiting www.virtualshareholdermeeting.com/TCNNF2021. You will also be able to vote your shares electronically at the Meeting. We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual Meeting login page (www.virtualshareholdermeeting.com/TCNNF2021).

How do I submit questions or comments for the Meeting?

Shareholders who wish to submit questions or comments may do so during the live webcast of the Meeting at www.virtualshareholdermeeting.com/TCNNF2021. Instructions will be available on the virtual Meeting site and technical assistance will be available.

How will my shares be voted?

Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE SETTING OF THE NUMBER OF DIRECTORS, FOR THE ELECTION OF DIRECTORS, FOR APPROVAL OF THE 2021 OMNIBUS INCENTIVE PLAN, AND FOR THE APPOINTMENT OF MNP LLP (“MNP”), AS THE AUDITORS OF THE COMPANY AND FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX AUDITORS’ REMUNERATION AND TERMS OF ENGAGEMENT. The shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?

Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast and any adjournment(s) or postponement(s) thereof and votes electronically submitted during the Meeting as described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before 11:59 p.m. (Eastern Time) on June 9, 2021 or 48 hours prior to any adjournment(s) of the Meeting or must be deposited at the Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

May I change or revoke my vote?

A shareholder who has given a proxy pursuant to this solicitation may revoke it at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) thereof at which the proxy is to be used:

•

by an instrument in writing executed by the Shareholder or by his, her or its attorney authorized in writing and either delivered to the attention of the Corporate Secretary of the Company c/o by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;

•	by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) thereof, or

•	in any other manner permitted by law.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Meeting and voting via the live webcast.

Shareholder Proposals and Director Nominations

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than the close of business (Central time) on December 21, 2021 and must be submitted to our Corporate Secretary at Trulieve Cannabis Corp., 6749 Ben Bostic Road, Quincy, FL 32351. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three (3) months before the anniversary of the Company’s last annual general meeting (March 10, 2022). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

How may I nominate director candidates or present other business for consideration at a meeting?

Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by our Articles of Incorporation (“articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about Trulieve Cannabis Corp.?”) and must be updated and supplemented as provided in the articles.

Written notice of director nominees must be received, in the case of an annual meeting, not less than thirty-five (35) days nor more than sixty-five (65) days prior to the date of the annual meeting of shareholders; provided, however, that if the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be made not later than the close of business on the tenth (10th) day following such public announcement. See “Advance Notice Policy” under “Proposals 1 and 2—Election of Directors” in this proxy statement.

How may I recommend candidates to serve as directors?

Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”

To be in proper written form, such notice must set forth the nominee’s name, age, business and residential address, and principal occupation or employment for the past five (5) years, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount and such other information on the nominee and the nominating shareholder as set forth in our articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Trulieve Cannabis Corp.?”

Description of the Company’s Voting Securities

The Company is authorized to issue an unlimited number of Subordinate Voting Shares, an unlimited number of Multiple Voting Shares and an unlimited number of Super Voting Shares.

On April 15, 2021, there were 118 shareholders of record holding (i) 69,520,970 outstanding Subordinate Voting Shares; and (ii) 22 shareholders of record holding 564,827.69 outstanding Multiple Voting Shares.

The Subordinate Voting Shares and Multiple Voting Shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws. Under Canadian securities laws, a “restricted security” means an equity security of a reporting issuer if, among other things, there is another class of securities of the reporting issuer that carries a greater number of votes per security relative to the equity security. As of April 15, 2021, the Subordinate Voting Shares represent approximately 55.2% of voting rights attached to outstanding securities of the Company and the Multiple Voting Shares represent approximately 44.8% of voting rights attached to outstanding securities of the Company.

The total number of equity shares assuming all are converted into Subordinate Voting Shares as of April 15, 2021 would be 126,003,739.

Holders of Subordinate Voting Shares are entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held.

Holders of Multiple Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share could then be converted (currently 100 votes per Multiple Voting Share held).

Notice-and-Access

The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act. Under notice-and-access, companies may post electronic versions of such materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis are available on the “Investors” section of our website at www.trulieve.com, SEDAR at www.sedar.com and the SEC’s website at www.sec.gov. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “Notice-and-Access” rules.

Obtaining Additional Information

How may I obtain financial and other information about Trulieve Cannabis Corp.?

Our consolidated financial statements are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on March 23, 2021. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “How do I obtain additional copies of this proxy statement or voting materials?” The Annual Report on Form 10-K is also available free of charge on the “Investors” section of our website at www.trulieve.com, on the SEC’s website at www.sec.gov, and on SEDAR at www.sedar.com.

By writing to us, shareholders also may obtain, without charge, a copy of our articles, code of conduct and Board standing committee charters.

What if I have questions for the Company’s transfer agent?

If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company

835 - 409 Granville Street

Vancouver BC V6C 1T2

How do I obtain additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

Trulieve Cannabis Corp.

Attn: Corporate Secretary

6749 Ben Bostic Road

Quincy, FL 32351

IR@trulieve.com

OVERVIEW OF PROPOSALS TO BE VOTED ON

Proposals 1, 2, 3 and 4 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” the setting of the number of directors at eight and the re-election of the nominees in Proposals 1 and 2, “FOR” the approval of the 2021 Omnibus Incentive Plan, which will replace the Schyan Exploration Inc. Stock Option Plan, in Proposal 3 and “FOR” the appointment and remuneration of auditors in Proposal 4.

PROPOSALS 1 AND 2—ELECTION OF DIRECTORS

The articles of the Company provide for a minimum of one (1) director and a maximum of ten (10) directors. There are currently eight directors of the Company. At the Meeting, it is proposed to fix the number of directors at eight and that eight directors are to be elected at the Meeting.

Management proposes to nominate at the Meeting each of Kim Rivers, Giannella Alvarez, Thad Beshears, Peter Healy, Richard May, Thomas Millner, Jane Morreau and Susan Thronson, each to serve as a director of the Company until the next Meeting at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed or becomes disqualified in accordance with the articles of the Company or the BCBCA. The persons named in the accompanying Proxy Instrument intend to vote for the election of such persons at the Meeting, unless otherwise directed. Management does not contemplate that any of the nominees will be unable to serve as a director of the Company. The current terms of George Hackney and Michael J. O’Donnell, Sr. will also expire at the Meeting.

The following table and the notes thereto set out the name and age of each current director and director nominee (as of April 1, 2021), their respective positions and, if applicable, the period during which he/she has been a director of the Company.

Name	Age	Position(s)	Location of Residence	Director Since
Kim Rivers(1)	42	Chair, President and Chief Executive Officer	Tallahassee, FL	2015
Giannella Alvarez	61	Director Nominee	Austin, TX	N/A
Thad Beshears(1)(2)	46	Director	Monticello, FL	2015
George Hackney(3)	66	Director	Quincy, FL	2015
Peter Healy(1)(2)(3)	69	Director, Chair of Nominating and Corporate Governance Committee	Hillsborough, CA	2019
Richard May(2)	43	Director	Quincy, FL	2017
Thomas Millner(1)(3)	67	Director, Chair of Audit Committee	Monticello, GA	2020
Jane Morreau	62	Director Nominee	Louisville, KY	N/A
Michael J. O’Donnell, Sr.(3)	69	Director	Smyrna Beach, FL	2017
Susan Thronson(2)(3)	59	Director, Chair of Compensation Committee	La Quinta, CA	2020

(1)	Nominating and Corporate Governance Committee member.
(2)	Compensation Committee member.
(3)	Audit Committee member.

Biographical Information

The biographies of the proposed nominees for the Board are set out below.

Kim Rivers has served as the Chair of the board of directors and as President and Chief Executive Officer since 2015. Ms. Rivers received her Bachelor’s degree in Multinational Business and Political Science from Florida State University and her Juris Doctorate from the University of Florida. Ms. Rivers is a member of the Georgia Bar Association and she spent several years in private practice as a lawyer where she specialized in mergers, acquisitions, and securities for multi-million dollar companies. For over a decade, Ms. Rivers has run numerous successful businesses from real estate to finance, including as Principal of Inkbridge LLC, an investment firm, since 2011. We believe Ms. Rivers is qualified to serve on our board of directors due to her service as our President and Chief Executive Officer and her substantial experience in the cannabis industry.

Giannella Alvarez has experience in strategic planning, branding, innovation, consumer insights, technology, and scaling businesses. She was the Chief Executive Officer of Beanitos, Inc., a privately held snack food company from January 2018 until December 2019. Prior to that she was the Chief Executive Officer of Harmless Harvest, Inc., a privately held organic food and beverage company from 2015 until January 2018. Prior to joining Harmless Harvest, Ms. Alvarez held a number of increasingly senior positions in marketing, innovation and general management with Del Monte Corporation, Barilla S.p.A., The Coca Cola Company, Kimberly-Clark Corporation and Procter & Gamble. Ms. Alvarez currently serves as a director of Domtar Corporation, Ruth’s Chris Hospitality Group and Driscoll’s. We believe Ms. Alvarez is qualified to serve on our board of directors due to her broad global experience with customer relations, franchising, international operations, corporate governance and ESG, as well as her executive leadership skills.

Thad Beshears has served as a member of our board of directors since 2015. Mr. Beshears is the Co-Owner and Chief Operating Officer of Simpson Nurseries LAA and has served as its President since 2015. He is responsible for all sales operations, production, and inventory tracking for the operation. Mr. Beshears is also the President and owner of Simpson Nurseries of Tennessee since 2013, where he develops and implements the company’s strategic vision while monitoring the market for opportunities for growth and expansion. Mr. Beshears is a founding member of Trulieve. We believe Mr. Beshears is qualified to serve on our board of directors due to his agricultural and cannabis industry experience.

Peter Healy has served as a member of our board of directors since 2019. An accomplished legal counsel with more than 30 years of experience, Mr. Healy manages a broad-based corporate practice, advising companies on a range of issues, including corporate governance, capital markets, mergers and acquisitions and private equity. His diverse clientele includes both public companies, private equity firms and major investment banking firms in a range of industries, including finance, technology, healthcare, biotechnology, real estate, consumer products, among others. He is currently a Partner at McDermott Will & Emery LLP. He previously was a Partner and Of Counsel at O’Melveny & Myers LLP from 1989 and March of 2020. He holds a Bachelor of Science degree in economics from Santa Clara University, an MBA degree (with distinction) from Cornell University and a JD degree from University of California Hastings. We believe Mr. Healy is qualified to serve on our board of directors due to his experience representing public and private companies in a wide variety of industries.

Richard May has served as a member of our board of directors since 2017. Mr. May is the President and co-owner of May Nursery, Inc., and has been with May Nursery, Inc. since 2002. He has sat on several agricultural industry and community boards, including as director and chairman of the Gadsden County Chamber of Commerce from 2010 to 2016, as the treasurer and trustee of the Robert F. Munroe Day School from 2012 to 2018 and as a director and president of the Southern Nursery Association from 2010 to 2016. Mr. May graduated from Auburn University with Bachelor of Science degrees in Agricultural Economics and Horticulture. He is a graduate of the Wedgeworth Leadership Institute for Agriculture and Natural Resources from the University of Florida, and a graduate of the Executive Academy for Growth and Leadership from Texas A&M. Mr. May is a founding member of Trulieve. We believe Mr. May is qualified to serve on our board of directors due to his agricultural and cannabis industry expertise.

Thomas Millner has served as a member of our board of directors since 2020. Mr. Millner brings a combination of executive leadership, merchandising and multichannel operational skills, and a strong philanthropic background to Trulieve. Mr. Millner, who has been retired since 2017, was formerly the CEO of Cabela’s, a direct marketer and specialty retailer of outdoor recreation merchandise, from 2009 to 2017. Prior to Cabela’s, Mr. Millner was president and CEO of North Carolina’s Remington Arms Company from 1994 to 2009, an American manufacturer of firearms and ammunition. Since 2014, Mr. Millner has served as a director and the chair of the audit committee of Best Buy, a multinational consumer electronics retailer. Mr. Millner previously served as a director and chair of the audit committee of Stanley Furniture, a furniture manufacturer and retailer from 2001 to 2008, as a director of Total Wine & More, a large, family-owned, privately held American alcohol retailer from 2015 to 2019 and as a director of Menards, a privately held home improvement company, from 2017 to 2019. We believe Mr. Millner is qualified to serve on our board of directors due to his service as an officer and director of large multi-state corporations in the United States.

Jane Morreau is seasoned global finance executive with a broad skillset and expertise that also includes supply chain management, manufacturing operations, information technology, retail operations, mergers and acquisitions and corporate strategy. Ms. Morreau is currently employed as the Executive Vice President and Chief Financial Officer of Brown-Forman Corporation, a position she has held since 2014. She joined Brown-Forman, the largest American-owned and publicly traded spirits and wine company with a global reach, in 1991, and has held various senior management and executive leadership finance and operational roles during her 30-year career. She holds a Bachelor of Science degree in accounting (with high honors) and an MBA degree, both from the University of Louisville and is a Certified Public Accountant. We believe Ms. Morreau is qualified to serve on our board of directors due to her significant corporate finance experience, qualifications, and overall skills.

Susan Thronson has served as a member of our board of directors since 2020. Ms. Thronson is an experienced independent director with global digital, ecommerce and loyalty marketing experience. Ms. Thronson held various operational roles at Marriott International from 1989 to 2005, and was Senior Vice President of Global Marketing for Marriott International from 2005 to 2013, leading Marriott’s worldwide integrated marketing strategy and execution for its 15 hotel brands. Since 2013, Ms. Thronson has been self-employed as a management consultant. Ms. Thronson formerly served as a director of Angie’s List from 2012 to 2017, an internet service company, and SONIC Drive-In from 2015 to 2018, an operator of an American drive-in fast-food restaurant chain based in Oklahoma City, Oklahoma. She has maintained a National Association of Corporate Directors Governance Fellow credential since 2015 and holds a Bachelor of Arts in Journalism from the University of Nevada, Reno. We believe Ms. Thronson is qualified to serve on our board of directors due to her service in the hospitality industry and on the board of directors of corporations with operations across the United States.

The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR (i) setting the number of directors at eight and (ii) the re-election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director, but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.

Majority Voting for Election of Directors

The Board has adopted the Majority Voting Policy. Pursuant to the Majority Voting Policy, at meetings of Shareholders at which directors are to be elected, Shareholders will vote in favor of, or withhold from voting for, each nominee separately. If, with respect to any particular nominee, the number of votes withheld exceeds the votes cast in favor of the nominee, then pursuant to the Majority Voting Policy the nominee shall be considered not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. An individual who is considered under the Majority Voting Policy not to have the support or confidence of the

Shareholders is expected forthwith to submit his or her resignation from the Board. Upon receiving such resignation, the Nominating and Corporate Governance Committee will consider it and make a recommendation to the Board on whether or not to accept the resignation.

In reviewing the Nominating and Corporate Governance Committee’s recommendation, the Board shall consider the factors considered by the Nominating and Corporate Governance Committee and such additional factors as the Board considers relevant. The Board is expected to accept the recommendation of the Nominating and Corporate Governance Committee and to otherwise accept the resignation offer except in situations where exceptional circumstances would warrant the director continuing to serve on the Board. A director who has tendered a resignation pursuant to this policy will not participate in any deliberations of the Nominating and Corporate Governance Committee or the Board with respect to his or her resignation. The resignation will be effective when accepted by the Board. Within 90 days of receiving a director’s resignation, the Board will make a decision and issue a press release either announcing the resignation of the director or explaining why it has not been accepted. In determining whether or not to accept the resignation, the Board will take into account the factors considered by the Nominating and Corporate Governance Committee and any other factors the Board determines are relevant.

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Advance Notice Policy

Our articles include advance notice provisions for the nomination for election of directors (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Corporate Secretary.

To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual general meeting of shareholders (including an annual and special meeting), not less than thirty-five (35) days nor more than sixty-five (65) days prior to the date of the annual meeting of shareholders, provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made. The articles also prescribe the proper written form for a Nominating Shareholder’s notice.

The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board may, in their sole discretion, waive any requirement in the Advance Notice Policy.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

To the Company’s knowledge, no proposed director is or, within the ten (10) years prior to the date of this proxy statement, has been, a director, Chief Executive Officer or Chief Financial Officer of any company (including the Company) that: (i) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than thirty (30) consecutive days (an “order”); or (ii) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, Chief Executive Officer or Chief Financial Officer.

To the Company’s knowledge, no proposed director is or, within the ten (10) years prior to the date hereof, has been, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the Company’s knowledge, no proposed director has, during the ten (10) years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the proposed director.

Certain Relationships and Related Transactions

In addition to the compensation arrangements discussed under “Executive Compensation,” below, since January 1, 2020, the Company has entered into the following Related Party Transactions:

Related Party Loans

During the years ended December 31, 2016, 2017, 2018 and 2019, we entered into various promissory notes and lines of credit with Coast to Coast Management LLC, or C2C, and other entities controlled by Benjamin Atkins, a former director and shareholder of Trulieve, to finance the buildout of various dispensary locations. Each promissory note and line of credit bears 8% annual interest (with the exception of one promissory note that bears 12% annual interest) and, depending on the amount, matures between one to three years from initial issuance or drawdown. Pursuant to the terms of the promissory notes and lines of credit, we have paid aggregate principal of $221,633, $1,541,134, $1,520,079 and $940,828 and interest of $231,144, $717,924, $680,812 and $393,275 during the years ended December 31, 2017, 2018, 2019 and 2020, respectively. The largest aggregate principal amount outstanding since January 1, 2017 for the promissory notes and lines of credit with C2C and all other entities controlled by Mr. Atkins, including Clearwater GPC (discussed below), is $12,569,363. As of December 31, 2020, the aggregate outstanding principal amount under the promissory notes with Mr. Atkins and the entities controlled by Mr. Atkins was $4,011,562, which consists of $4,000,000 of principal remaining under a promissory note issued to Mr. Atkins that matures on July 20, 2022 and $11,562 of principal remaining under a promissory note issued to Venice Property Group, LLC that matured on February 28, 2021. All lines of credit previously outstanding have been drawn and have either matured or been repaid, and no such lines of credit remain outstanding.

In September 2017, Trulieve US issued a $1,300,000 promissory note to a shareholder and non-employee director of the Company, referred to herein as the Beshears Note. The Beshears Note bears interest at an annual rate of 12%. The Beshears Note, would have matured in January 2018, but was rolled into a subsequent financing and exchanged for the Clearwater GPC, Traunch Four and Rivers Notes (discussed below).

In November 2017, Trulieve US issued a $1,844,596 promissory note to Inkbridge, LLC, the Inkbridge Note, an entity controlled by Kim Rivers, our President and Chief Executive Officer and Chair of the board of directors. The Inkbridge Note bears interest at an annual rate of 12% and matured in November 2019. The Inkbridge Note was rolled into a subsequent financing and exchanged for the Clearwater GPC, Traunch Four and Rivers Notes (discussed below).

In April 2018, we borrowed an original principal amount of $6,000,000 from Clearwater GPC, an entity controlled by Mr. Atkins, evidenced by an unsecured promissory note. The maturity date of the note was April 2, 2020 with interest accruing at 12% per annum. We were required to make monthly interest payments to the lender and all outstanding principal and any unpaid accrued interest was due and payable in full on maturity. The note was paid in full in connection with the Transaction in September 2018. During the term of the note, we made interest payments in the aggregate amount of $357,616.

In May 2018, we borrowed an aggregate original principal amount of $12,000,000 evidenced by two unsecured promissory notes, which we refer to as the Traunch Four Note and the Rivers Note and collectively as the Notes. The Traunch Four Note has an original principal amount of $6,000,000 and was issued to Traunch Four, LLC, an entity whose direct and indirect owners include Kim Rivers, our President and Chief Executive Officer and Chair of the Board, as well as Thad Beshears, Richard May, George Hackney, all of whom are directors of Trulieve, and certain of Richard May’s family members. The Rivers Note has an original principal amount of $6,000,000 and was issued to Kim Rivers. Each Note originally matured on May 24, 2020 and accrues interest at a 12% per annum. Each Note was amended in December 2019 to extend its maturity date one year to May 24, 2021, and all other terms remain unchanged. As of December 31, 2020, an aggregate principal amount of $6,000,000 remained outstanding under the Traunch Four Note and an aggregate principal amount of $6,000,000 remained outstanding under the Rivers Note. We have made interest payments in the aggregate amount of $1,920,000 and $1,920,000 under the Traunch Four Note and the Rivers Note, respectively.

J.T. Burnette, the spouse of Kim Rivers, our President and Chief Executive Officer and Chair of the board of directors, is a 10% owner of Burnette Construction, or Supplier, that provides construction and related services to us. The Supplier is responsible for the construction of our cultivation and processing facilities, and provides labor, materials and equipment on a cost-plus basis. For the facility located in Holyoke, MA, the Company paid $2,645,283 as of December 31, 2019 and $38,964,491 as of December 31, 2020. For the facilities located in Florida, the Company paid $40,629,981 as of December 31, 2019 and $53,761,766 as of December 31, 2020. The use of the Supplier was reviewed and approved by the independent members of the board of directors, and all invoices are reviewed by our Chief Legal Officer.

Leases with Related Parties

We lease a cultivation facility in Quincy, Florida from One More Wish, LLC, which is an entity that is directly or indirectly owned by Kim Rivers, our President and Chief Executive Officer and Chair of the board of directors, George Hackney, a member of our board of directors, and Richard May, a member of our board of directors. Pursuant to the terms of the lease, we have paid aggregate rent of $3,870, $15,485 and $15,480 as of December 31, 2018, December 31, 2019 and December 31, 2020, respectively. The total aggregate amount of periodic payments and installments due on or after January 1, 2019 for this lease is $153,736.

We lease a corporate office facility in Tallahassee, Florida from One More Wish II, LLC, which is an entity that is directly or indirectly owned by Kim Rivers, our President and Chief Executive Officer and Chair of the board of directors, George Hackney, a member of our board of directors, and Richard May, a member of our board of directors. Pursuant to the terms of the lease, we have paid aggregate rent of $55,088, $165,297 and $168,929 as of December 31, 2018, December 31, 2019 and December 31, 2020, respectively. The total aggregate amount of periodic payments and installments due on or after January 1, 2019 for this lease is $1,646,354.

We lease retail, cultivation, office and training facilities from the following real estate holding companies that are managed and controlled by Mr. Atkins: 1730 Calumet RE Holding, LLC, Beach Office Holdings, LLC, Bradenton 14 RE Holding, LLC, Broward RE Holdings, LLC, Dania RE, LLC, Gainesville 6th Street RE, LLC, HWY 19 RE Group II, LLC, HWY 19 RE Group, LLC, Miami RE Holding Group of CLW, LLC, North Orange Blossom Orlando RE Holding, LLC, Oviedo Executive RE LLC, Palm Coast RE, LLC, PS Prop CO Holdings, RE Beach Jax, LLC, Real Estate Holding Group NPR, LLC, SP 4th RE Holding, LLC, Tall RE Development LLC, TPA Real Estate 8701 NDM, LLC, Venice Property Group, LLC and Vero FL Commerce RE, LLC. Pursuant to the terms of these leases, we have paid aggregate rent of $553,368, $1,980,092, $3,094,617 and

$3,299,026 as of December 31, 2017, December 31, 2018, December 31, 2019 and December 31, 2020, respectively. The total aggregate amount of periodic payments and installments due on or after January 1, 2019 for these leases is $21,798,127.

Policy Regarding Related Party Transactions

Our board of directors has adopted written policies and procedures for the review and approval of any transaction, arrangement or relationship between us and a related party by our Nominating and Corporate Governance Committee. Our board of directors plans to amend these policies and procedures to provide for review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% shareholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person will be required to report the proposed related person transaction to our Chief Legal Officer. The amended policy will call for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Nominating and Corporate Governance Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The amended policy will permit the chairman of the committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed at least quarterly.

A related person transaction reviewed under the amended policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in our best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, we expect our board of directors will determine that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of the amended policy:

•

Compensation to an executive officer or director if the compensation is required to be reported in our proxy statement pursuant to Item 402 of Regulation S-K or compensation to an executive officer who is not an immediate family member of another related person, if such compensation would have been required to be reported under Item 402 as compensation earned for services provided to us if the executive was a “named executive officer” in the proxy statement and such compensation has been approved, or recommended to our board of directors for approval, by the compensation committee of our board of directors, or the Compensation Committee;

•

Transactions that are in our ordinary course of business and where the interest of the related person arises only (a) from the related person’s position solely as a director of another corporation or organization that is a party to the transaction; (b) from the direct or indirect ownership by such related person and all other related persons, in the aggregate, of less than a 5% equity interest in another person (other than a partnership) which is a party to the transaction; (c) from both such positions described in (a) and such ownership described in (b); or (d) from the related person’s position as a limited partner in a partnership in which the related person and all other related persons, in the aggregate, have an interest of less than 5%, and the related person is not a general partner of and does not otherwise exercise control over the partnership;

•

Transactions that are in our ordinary course of business and where the interest of the related person arises solely from the ownership of a class of our equity securities and all holders of such class of our equity securities will receive the same benefit on a pro rata basis; and

•	Transactions where the rates or charges involved in the transactions are determined by competitive bids.

Requirements under the Business Corporations Act (British Columbia)

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:

•	is a party to the contract or transaction;

•	is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•	has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Interests of Management of the Company and Others in Material Transactions

Other than as described elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended December 31, 2020 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SETTING OF THE NUMBER OF DIRECTORS AT EIGHT AND THE RE-ELECTION OF THE NOMINEES IN PROPOSALS 1 AND 2.

PROPOSAL 3: APPROVAL OF THE TRULIEVE CANNABIS CORP. 2021 OMNIBUS INCENTIVE PLAN

The Board has adopted, subject to shareholder approval, the Trulieve Cannabis Corp. 2021 Omnibus Incentive Plan (the “2021 Plan”). A summary of the material terms of the 2021 Plan is provided below, and is qualified in its entirety by the full text of the 2021 Plan, which is attached to this Proxy Statement as Appendix A.

The 2021 Plan will become effective on the date it is approved by shareholders. The 2021 Plan will replace the Schyan Exploration Inc. Stock Option Plan (the “Prior Plan”). Any awards previously granted under the Prior Plan, including equity awards granted in the first quarter of 2021 for performance in 2020, will remain subject to the terms of the Prior Plan including the vesting schedule in effect at the time such awards were granted. Upon shareholder approval of the 2021 Plan, no further grants of awards shall be made under the Prior Plan.

We are asking shareholders to approve the 2021 Plan, pursuant to which an aggregate of 4,000,000 Subordinate Voting Shares will initially be available for issuance. Shareholder approval of the 2021 Plan will allow us to maintain equity awards as an important component of our compensation program and to continue to align the interests of our employees, officers, and non-employee directors with those of our shareholders. If shareholders do not approve the 2021 Plan, the Company will continue to grant awards under the Prior Plan, under which the Company may reserve no more than 10% of the issued and outstanding number of Subordinate Voting Shares on an “as converted” basis.

Summary of the Plan

Administration. The 2021 Plan will be administered by the Compensation Committee. The Compensation Committee may, among other things, select eligible individuals to receive awards, determine award types and terms and conditions of awards, and interpret the 2021 Plan’s provisions. The full Board selects the Compensation Committee members. The Compensation Committee has the authority to delegate to one or more of its members or to one or more officers its administrative duties under the 2021 Plan to the extent permitted by applicable law.

Eligibility. Awards may be made under the 2021 Plan to employees, non-employee directors, consultants, advisors and other independent contractors (who are natural persons) of the Company and its subsidiaries. Upon shareholder approval, all of the employees, non-employee directors and other service providers of the Company and its subsidiaries would be eligible to be selected by the Compensation Committee as grantees of awards under the 2021 Plan. As of December 31, 2020, the Company and its subsidiaries employed approximately 5,000 employees and had seven non-employee directors.

Amendment or Termination of the 2021 Plan. The board of directors may terminate the 2021 Plan at any time for any reason. The 2021 Plan is scheduled to terminate ten years after its effective date. The board of directors may also amend the 2021 Plan. Amendments are to be submitted to shareholders for approval to the extent required by applicable laws, rules or regulations. Generally, no award of options or stock appreciation rights may be repriced, replaced or re-granted through cancellation without the approval of shareholders. In addition, except under limited circumstances (such as to comply with applicable law), without the written consent of the holder, no amendment or termination of the 2021 Plan may materially and adversely modify the holder’s rights under the terms and conditions of an outstanding award.

Authorized Shares Available for Awards Under the 2021 Plan. The 2021 Plan authorizes the grant of awards with respect to an aggregate of 4,000,000 Subordinate Voting Shares, all of which may be issued pursuant to “incentive stock options” described below. In addition, any Subordinate Voting Shares subject to an award under the 2021 Plan that expires, terminates or is forfeited pursuant to the terms of the 2021 Plan, is settled in cash in lieu of shares, or is exchanged for an award not involving shares, will again be available for award under the 2021 Plan. The 2021 Plan permits “liberal share recycling”, which means that we may add back to the 2021

Plan’s share reserve any Subordinate Voting Shares (i) tendered or withheld to pay the exercise price of a stock option, (ii) tendered or withheld to pay withholding tax, (iii) that are not issued in connection with a stock-settled stock appreciation right, or (iv) repurchased on the open market with proceeds from the exercise of a stock option. If an award provides a range of potential share payouts, the 2021 Plan’s share reserve will be reduced by the maximum number of Subordinate Voting Shares that may be paid under such an award. Any Subordinate Voting Shares subject to an award that is granted upon the assumption or in substitution of any outstanding awards of an acquired company will not be counted against the 2021 Plan’s share reserve.

Options. The 2021 Plan permits the granting of stock options. Each stock option grant provides the option holder with the right to purchase a specified number of Subordinate Voting Shares at a fixed exercise price. These stock options may be intended to qualify as incentive stock options under the Internal Revenue Code, or may be issued as non-qualifying stock options.

The exercise price of a stock option must equal or exceed 100% of the fair market value of our Subordinate Voting Shares on the grant date. The fair market value is generally determined as the closing price of the Subordinate Voting Shares on the date of grant. As of April 15, 2021, the closing price of our Subordinate Voting Shares was $39.85 per share on the OTCQX Best Market (and C$49.88 per share on the Canadian Securities Exchange). An exception to this requirement is made for options that we grant in substitution for options held by employees of companies that we acquire. In that case, the exercise price may be appropriately adjusted to preserve the economic value of those employees’ stock options from his or her prior employer. In the case of a shareholder who would become a 10% shareholder immediately after the receipt of an incentive stock option, the exercise price of such incentive stock option may not be less than 110% of the fair market value of our Subordinate Voting Shares on the grant date and the expiration of such stock option may not be later than 5 years.

The Compensation Committee determines the term of stock options at the time of grant, which term may not exceed ten years from the grant date. The Compensation Committee also determines at what time or times each option may be exercised.

Upon exercise, optionees may satisfy their exercise price obligation by any method approved by the Compensation Committee, including by cash or its equivalent, by tendering Subordinate Voting Shares, by means of a broker-assisted cashless exercise, or by withholding of shares otherwise issuable upon exercise of the option that have an aggregate fair market value equal to the exercise price.

Stock Appreciation Rights. The 2021 Plan permits the granting of stock appreciation rights. A stock appreciation right entitles the grantee to receive, upon exercise thereof, an amount equal to (i) the excess of the fair market value of one Subordinate Voting Share on the date of exercise over the applicable grant price, multiplied by (ii) the number of Subordinate Voting Shares with respect to which the stock appreciation right is being exercised, and such amount may be paid in cash, shares or a combination thereof as provided under the applicable award agreement. The grant price of a stock appreciation right must equal or exceed 100% of the fair market value of our Subordinate Voting Shares on the grant date. The fair market value is generally determined as the closing price of the Subordinate Voting Shares on the date of grant. An exception to this requirement is made for stock appreciation rights that we grant in substitution for stock appreciation rights held by employees of companies that we acquire. In that case, the grant price may be appropriately adjusted to preserve the economic value of those employees’ stock appreciation rights from his or her prior employer.

The Compensation Committee determines the term of a stock appreciation right at the time of grant, which term may not exceed ten years from the grant date. The Compensation Committee also determines at what time or times each stock appreciation right may be exercised. The holders have no voting rights with respect to the stock appreciation rights (or the shares subject thereto) prior to the issuance of shares upon exercise of the stock appreciation rights.

Restricted Stock. The 2021 Plan permits the granting of restricted stock upon such terms as the Compensation Committee may establish. The participants may be required to pay a purchase price for each share of restricted stock granted. The award agreement will specify the period of restriction, vesting conditions and voting rights as the Compensation Committee determines. The award agreement will also specify the terms of any right to dividends declared on the restricted shares, subject to the same vesting conditions as applicable to the underlying award, as determined by the Compensation Committee.

Restricted Stock Units. The 2021 Plan permits the granting of restricted stock units upon such terms as the Compensation Committee may establish. Each restricted stock unit represents a promise to deliver a single Subordinate Voting Share of the Company (or the value thereof) based upon the completion of service over the applicable restriction period. The award agreement will specify the period of restriction and vesting conditions as the Compensation Committee determines. Any vested restricted stock units will be settled in the form of shares, cash or a combination thereof as provided in the applicable award agreement. The holders have no voting rights with respect to the restricted stock units (or the shares subject thereto) prior to the issuance of shares in settlement of the restricted stock units.

Performance Shares. The 2021 Plan permits the granting of performance shares upon such terms as the Compensation Committee may establish. The participants may be required to pay a purchase price for each performance share granted. The award agreement will specify the applicable performance goals, performance period and voting rights as the Compensation Committee determines.

Performance Share Units. The 2021 Plan permits the granting of performance share units upon such terms as the Compensation Committee may establish. Each performance share unit represents a promise to deliver a single Subordinate Voting Share of the Company (or the value thereof) based upon the achievement of certain performance goals over the applicable performance period, as specified in the applicable award agreement. The Compensation Committee will determine the applicable performance goals and performance period for each award of performance share units. Any earned performance share units will be settled in the form of shares, cash or a combination thereof as provided in the applicable award agreement. The holders have no voting rights with respect to the performance share units (or the shares subject thereto) prior to the issuance of shares in settlement of the performance share units.

Performance Units. The 2021 Plan permits the granting of performance units upon such terms as the Compensation Committee may establish. Each performance unit has an initial notional value equal to a dollar amount determined by the Compensation Committee. The Compensation Committee will also determine the applicable performance goals and performance period. Any earned performance units will be settled in the form of shares, cash or a combination thereof as provided in the applicable award agreement.

Other Awards. The Committee may grant other stock-based awards and cash-based awards, subject to the terms and conditions as the Compensation Committee determines are appropriate, which may include, without limitation, the grant of deferred shares, shares or cash based on attainment of performance or other goals established by the Committee, or shares in lieu of cash under other incentive or bonus programs, or dividend equivalents based on the dividends actually declared and paid on outstanding shares (subject to the same vesting conditions as applicable to the underlying award). These other awards may be subject to such terms and conditions as the Committee establishes.

Limit on Awards to Non-Employee Directors. The maximum aggregate value of equity and cash-based awards granted to any non-employee director during any calendar year shall not exceed $750,000.

Effect of Termination of Service. Each award agreement evidencing an award granted under the 2021 Plan will provide, as determined by the Compensation Committee, the extent to which a participant will forfeit (or vest in) any portion of such award as a result of a termination of service, and with respect to a stock option or a stock appreciation right, the extent to which the participant may have the right to exercise such award following a termination of service. Without limiting the foregoing, if an employee incurs an involuntary termination of employment for cause, then such employee will forfeit any of the employee’s (i) outstanding and unexercised options and stock appreciation rights, (ii) outstanding and unvested restricted stock and performance shares and (iii) outstanding and unsettled restricted stock units, performance share units, performance units and other cash-based or stock-based awards.

Effect of Certain Corporate Transactions. The 2021 Plan provides that, upon a Change in Control (as defined in the 2021 Plan), the outstanding awards will vest and be settled (as described below) or as otherwise provided in the award agreement, unless such awards are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control.

The 2021 Plan provides that all outstanding awards will become vested (with any and all performance conditions deemed satisfied as if target performance was achieved), and will be exercisable or settled, as applicable, generally within 30 days following a Change in Control; provided that the Compensation Committee may elect to cancel any outstanding awards that are stock options or stock appreciation rights in exchange for a cash payment equal to the excess, if any, of (i) the per-share consideration received by shareholders in a Change in Control (or the fair market value of a share as of immediately prior to a Change in Control) over (ii) the exercise price or grant price, as applicable, of such award, multiplied by the number of shares subject to such award.

Any outstanding awards granted under the 2021 Plan that are assumed by the surviving entity in a Change in Control or otherwise equitably converted or substituted in connection with a Change in Control and which satisfy the conditions for a “Replacement Award” (as defined in the 2021 Plan) will not be subject to the provisions described in the immediately preceding paragraph. Instead, any such Replacement Award will not become vested and exercisable (or settled, as applicable) until and unless the holder of such Replacement Award incurs an involuntary termination of service (other than for cause) following the Change in Control.

Adjustments for Stock Splits, Stock Dividends and Similar Events. The 2021 Plan provides that, in the event of any equity restructuring (within the meaning of FASB Accounting Standards Codification 718), such as a stock dividend, stock split, spin-off, rights offering or recapitalization through an extraordinary dividend, the Compensation Committee shall cause an equitable adjustment to be made (i) in the number and kind of shares that may be delivered under the plan, (ii) with respect to outstanding awards, in the number and kind of shares subject to outstanding awards, (iii) with respect to outstanding awards, to the exercise price or the grant price of shares subject to outstanding awards, and (iv) any other value determinations applicable to any outstanding awards.

In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its sole discretion, cause an equitable adjustment as described above to be made to prevent dilution or enlargement of rights.

In the event of any changes in corporate structure as described above, the Compensation Committee may also make other adjustments in the terms of any awards as it deems appropriate, including, without limitation, (i) modifications of performance goals and/or performance periods, (ii) substitution of other property of equivalent value for shares available under the 2021 Plan or shares covered by outstanding awards, and (iii) in connection with a sale of our subsidiary, the assumption, or replacement with new awards, of outstanding awards by such subsidiary or an entity that controls such subsidiary following the sale.

In addition, the Compensation Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Compensation Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2021 Plan.

Nontransferability. Unless otherwise determined by the Compensation Committee, awards may not be assigned or transferred by a participant except by will or by the laws of descent and distribution, and any incentive stock option is exercisable during a participant’s lifetime only by the participant.

Forfeiture and Recoupment. Awards granted under the 2021 Plan are subject to potential forfeiture to or recoupment by the Company as provided in the 2021 Plan.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2021 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the 2021 Plan. The income tax consequences under applicable foreign, state or local tax laws may not be the same as under U.S. federal income tax law.

Incentive Stock Options. The grant of an incentive stock option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (although alternative minimum tax may apply), and any gain realized upon a disposition of our Subordinate Voting Shares received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the Subordinate Voting Shares for at least two years after the date of grant and for more than one year after the date of exercise (the “holding period requirement”). For exercised options to qualify for the foregoing tax treatment, the grantee generally must be employed by us or one of our subsidiaries from the grant date of the option through a date within three months before the exercise date of the options. We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option.

If the holding period requirement mentioned above is not met, the grantee will recognize ordinary income upon the disposition of the Subordinate Voting Shares received pursuant to an incentive stock option in an amount generally equal to the excess of the fair market value of the Subordinate Voting Shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain.

Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Subordinate Voting Shares on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the Subordinate Voting Shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the Subordinate Voting Shares are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Subordinate Voting Shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions (other than restrictions that by their terms will never lapse). By making a Section 83(b) election, the grantee will recognize no additional ordinary compensation income with respect to the Subordinate Voting Shares when the restrictions lapse, and will instead recognize short-term or long-term capital gain (or loss) with respect to the Subordinate Voting Shares when they are sold, depending upon whether the shares have been held for more than one year at the time of sale. The grantee’s tax basis in the Subordinate Voting Shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the grantee, and the grantee’s holding period for such shares will begin at that time. If the Subordinate Voting Shares are subsequently forfeited, the grantee will not be entitled to a deduction as a result of such forfeiture, but will be entitled to claim a short-term or long-term capital loss (depending upon whether the shares have been held for more than one year at the time of forfeiture) to the extent of the consideration paid by the grantee for such shares. If the grantee does not make such a Section 83(b) election, the fair market value of the Subordinate Voting Shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. The grantee’s tax basis in the Subordinate Voting Shares will be equal to the fair market value of such shares when the forfeiture restrictions lapse, and the grantee’s holding period for such shares will begin at that time.

Generally, during the restriction period, dividends paid with respect to restricted shares will be treated as compensation taxable as ordinary income (not dividend income). Dividend payments received with respect to the restricted shares for which a Section 83(b) election has been made or which are paid after the restriction period lapses generally will be treated and taxed as dividend income.

Restricted Stock Units. There are no immediate tax consequences of receiving an award of restricted stock units under the 2021 Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the amount of cash or the fair market value of the shares issued to the grantee at the end of the restriction period or, if later, the payment date. A grantee’s tax basis in Subordinate Voting Shares received at the end of a restriction period will be equal to the fair market value of such shares when the grantee receives them, and the grantee’s holding period will begin at that time.

Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2021 Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the grant price and the amount of cash or the fair market value of the Subordinate Voting Shares received on the date of exercise. A grantee’s basis in the Subordinate Voting Shares received upon the exercise of a stock appreciation right will be equal to the fair market value of such shares on the exercise date, and the grantee’s holding period for such shares will begin at that time.

Performance Share Units, Performance Units. The federal income tax consequences of a performance share unit or performance unit award are generally the same as for the restricted stock units, as described above.

Other-Stock Based Awards and Cash-Based Awards. Generally, grantees who receive other stock-based awards or cash-based awards will be required to recognize ordinary income at the time of payment of the award, in an amount equal to the amount of cash paid and/or the fair market value of the Subordinate Voting Shares delivered to the grantee. Grantees who receive any dividend equivalent amounts will recognize such payment as ordinary income (not dividend income).

Disposition of Shares. Generally, upon the subsequent disposition of the Subordinate Voting Shares acquired under the awards described above, the grantee will recognize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of disposition. Such gain or loss will be equal to the difference between the amount realized upon such disposition and the grantee’s tax basis in such shares.

Section 409A. We intend for awards granted under the 2021 Plan to comply with, or be exempt from, Section 409A of the Internal Revenue Code, which imposes certain restrictions on nonqualified deferred compensation. However, we will not have any obligation to indemnify or otherwise hold any grantee harmless from any taxes or penalties that may be imposed under Section 409A of the Internal Revenue Code.

Tax Consequences to the Company. To the extent that a grantee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the grantee performs services generally will be entitled to a corresponding compensation deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, and is not an “excess parachute payment”

within the meaning of Section 280G of the Internal Revenue Code. However, the Company’s compensation deductions also may be limited by Section 162(m) of the Internal Revenue Code (“Section 162(m)”), as discussed below.

Pursuant to Section 162(m), as amended by the Tax Cuts and Jobs Act of 2017, the Company or the applicable subsidiary may not deduct compensation paid to a “covered employee” for any taxable year after 2017, to the extent that the compensation paid in such year exceeds $1 million, except as provided under transition rules for certain written binding compensation arrangements in effect on November 2, 2017. As a result, awards granted under the 2021 Plan to a covered employee (as defined under Section 162(m)) generally will not be deductible by the Company or the applicable subsidiary to the extent that the total compensation paid to that covered employee for a year (including the amount of any such awards that would otherwise be deductible in that year) exceeds $1 million.

Withholding. Grantees will be responsible for making appropriate provision for all taxes required to be withheld in connection with the grant, vesting, exercise or settlement of an award under the 2021 Plan. This includes responsibility for all applicable federal, state, local and foreign withholding taxes. In the case of the payment of awards in Subordinate Voting Shares, if a grantee fails to make such provision, the Company and its subsidiaries may withhold from the payment that number of shares which has a fair market value equal to the grantee’s tax obligation.

Registration with the Securities and Exchange Commission

The Company intends to file a Registration Statement on Form S-8 to register the Subordinate Voting Shares reserved for issuance under the 2021 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the 2021 Plan by our shareholders.

Plan Benefits

Because it is within the discretion of the Compensation Committee to determine which non-employee directors, employees and other service providers will receive awards and the amount and type of awards received, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the 2021 Plan or the amount of the awards.

The Board believes that the 2021 Plan enhances the Company’s ability to attract, retain and motivate key executives and employees eligible for awards under the 2021 Plan, which supports the Company’s objectives of increasing shareholder value and the success of the Company, and aligns the interests of our employees, officers and non-employee directors with those of our shareholders.

Equity Compensation Plan Information

The table below shows information regarding awards outstanding and Subordinate Voting Shares available for issuance as of December 31, 2020 under the Schyan Exploration Inc. Stock Option Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,129,779	(1)	$11.72	10,809,226	(2)
Equity compensation plans not approved by security holders	6,061,561	(3)	$4.71	—

Totals	7,191,340			10,809,226

(1)	Includes Subordinate Voting Shares issuable upon the exercise of stock options under our Schyan Exploration Inc. Stock Option Plan.

(2)	The aggregate number of Subordinate Voting Shares reserved for issuance under the Option Plan is limited to 10% of the issued and outstanding Subordinate Voting Shares on an “as converted” basis.

(3)	Includes Subordinate Voting Shares issuable upon the exercise of compensatory warrants.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2021 OMNIBUS INCENTIVE PLAN, WHICH WILL REPLACE THE SCHYAN EXPLORATION INC. STOCK OPTION PLAN, IN PROPOSAL 3.

PROPOSAL 4—APPOINTMENT AND REMUNERATION OF AUDITORS

The members of the audit committee of our Board, or the Audit Committee and our Board believe the continued retention of MNP LLP as our independent registered accounting firm is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of MNP are expected to attend the Meeting.

Principal Independent Accountant Fees and Services

MNP has served as our independent registered public accounting firm since 2018. The engagement of MNP was approved by the Audit Committee and the Board. MNP completed an audit of the Company’s financial statements for the year ended December 31, 2020.

Aggregate fees billed by our independent auditors, MNP, for the years ended December 31, 2020 and December 31, 2019 are detailed in the table below.

	2020	2019
Audit Fees	$763,517	$413,940
Audit Related Fees	$267,586	$144,700
Tax Fees	—	$35,045
All Other Fees	—	—

Total Fees Paid	$1,031,103	$593,685

Audit fees. Audit fees consist of fees and related expenses billed for professional services rendered for the audit of the financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the annual reports.

Audit-related fees. Audit-related fees consist of fees and related expenses billed for professional services rendered for the review of the quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the quarterly reports. The audit-related fees for fiscal years 2020 and 2019 also include fees and related expenses associated with the issuance of consents by our independent registered public accounting firm to be named in our prospectuses and/or registration statements and to the use of their audit report in the prospectuses and/or registration statements.

Tax fees. Tax fees consists of fees for services related to tax compliance and tax due diligence.

Pre-approval Policies and Procedures

Our Audit Committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our independent registered public accounting firm provides to us. This policy requires that all services received from independent registered public accounting firms be approved in advance by the Audit Committee. The Audit Committee has delegated pre-approval responsibility to the Chair of the Audit Committee with respect to non-audit related fees and services.

Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of MNP’s independence in the conduct of their auditing functions.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Trulieve Cannabis Corp. under the Securities Act of 1933, as amended, or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Company’s Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2020 with management. The Audit Committee has also discussed with MNP LLP (“MNP”), the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with MNP its independence, and received from MNP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with MNP, with and without management present, the scope and results of MNP’s audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Audit Committee of the Board

Thomas Millner (Chair)

Susan Thronson

Peter Healy

Michael J. O’Donnell, Sr.

George Hackney

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND REMUNERATION OF OUR AUDITORS IN PROPOSAL 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our Subordinate Voting Shares and Multiple Voting Shares, as of April 1, 2021, by:

•	each person or entity, or group of affiliated persons or entities, known by us to beneficially own more than 5.0% of our Subordinate Voting Shares;

•	each of our directors;

•	each of our named executive officers; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, any Super Voting Shares, Multiple Voting Shares and Subordinate Voting Shares that a person that are has the right to acquire within 60 days of April 1, 2021 through the exercise of stock options, warrants or other rights are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Each shareholder’s percentage ownership is based on 63,699,470 Subordinate Voting Shares and 564,827.69 Multiple Voting Shares that were issued and outstanding as of April 1, 2021. Except as otherwise indicated, the address of each of the persons in this table is c/o Trulieve Cannabis Corp., 6749 Ben Bostic Road, Quincy, FL 32351.

	Subordinate Voting Shares(1)		Multiple Voting Shares		Total(2)		Voting(3)
Name of Beneficial Owner	Number Beneficially Owned	% of Subordinate Voting Shares Beneficially Owned	Number Beneficially Owned	% of Multiple Voting Shares Beneficially Owned	Number of Shares of Capital Stock Beneficially Owned	% of Total Capital Stock Beneficially Owned	% of Voting Capital Stock Beneficially Owned
Kim Rivers	2,924,456	4.39%	169,734	30.05%	19,897,856	23.82%	23.82%
Alex D’Amico	53,010	*	—	—	53,010	*	*
Eric Powers	29,430	*	—	—	29,430	*	*
Timothy Morey	29,430	*	—	—	29,430	*	*
Kyle Landrum	29,430	*	86.68	*	38,098	*	*
Giannella Alvarez(4)	—	—	—	—	—	—	—
Thad Beshears(5)	2,451,787	3.85%	120,000	21.25%	14,451,787	20.08%	20.08%
George Hackney, Sr.	318,342	*	—	—	318,342	*	*
Peter Healy	22,992	*	—	—	22,992	*	*
Richard May	484,768	*	—	—	484,768	*	*
Thomas Millner	24,146	*	—	—	24,146	*	*
Jane Morreau(4)	—	—	—	—	—	—	—
Michael J. O’Donnell, Sr.(6)	1,681,243	2.61%	26,991	4.78%	4,380,343	6.91%	6.91%
Susan Thronson(7)	28,743	*	—	—	28,743	*	*
All directors and executive officers as a group	8,077,777	11.93%	316,811.68	56.09%	39,758,945	40.01%	40.01%
Shade Leaf Holding, LLC(8)	—	—	98,152	17.38%	9,815,200	13.35%	13.35%
Telogia Pharm, LLC(9)	—	—	101,333	17.94%	10,133,300	13.73%	13.73%

*	Indicates percentage of less than 1.0%

(1)

Includes Subordinate Voting Shares subject to stock options that are or become exercisable within 60 days of April 1, 2021 and shares underlying warrants exercisable within 60 days of April 1, 2021 as follows:

	Stock Options	Warrants
Kim Rivers	64,377	2,811,159
Alex D’Amico	51,510	—
Eric Powers	29,430	—
Timothy Morey	29,430	—
Kyle Landrum	29,430	—
Thad Beshears	36,787	—
George Hackney, Sr.	36,787	—
Peter Healy	22,992	—
Richard May	36,787	—
Thomas Millner	24,146	—
Michael J. O’Donnell, Sr.	36,787	761,356
Susan Thronson	24,146	—

(2)	Total share values are on an as-converted basis. Multiple Voting Shares covert into Subordinate Voting Shares on a one for one hundred basis.
(3)

The voting percentages differ from the beneficial ownership percentages because Trulieve’s securities have different voting rights. Holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share can be converted (100 votes per Multiple Voting Share).

(4)	Director nominee.
(5)

Includes 75,000 Multiple Voting Shares held by The Beshears 2020 Trust DTD 07/07/2020 over which Mr. Beshears may be deemed to exercise voting and investment control. Mr. Beshears disclaims beneficial ownership of the shares of capital stock held by The Beshears 2020 Trust DTD 07/07/2020, except to the extent of his pecuniary interest therein.

(6)

Includes 761,356 Subordinate Voting Shares underlying outstanding warrants held by The Michael J. O’Donnell Revocable Trust Dated November 4, 1992, as amended and restated, and 863,100 Subordinate Voting Shares and 26,991 Multiple Voting Shares held by MOD Ventures LLC over which Mr. O’Donnell may be deemed to exercise voting and investment control. Mr. O’Donnell disclaims beneficial ownership of the shares of capital stock held by MOD Ventures LLC, except to the extent of his pecuniary interest therein.

(7)

Includes 4,597 Subordinate Voting Shares held by THRONSON FAMILY TRUST UA JUL 21, 2014 over which Ms. Thronson, as a trustee, may be deemed to exercise voting and investment control. Ms. Thronson disclaims beneficial ownership of the shares of capital stock held by THRONSON FAMILY TRUST UA JUL 21, 2014, except to the extent of her pecuniary interest therein.

(8)

William G Jones is the manager of Shade Leaf Holding LLC and he has voting and investment power over the shares of capital stock held by such entity. William G Jones disclaims beneficial ownership of the shares of capital stock held by Shade Leaf Holding LLC, except to the extent of his pecuniary interest therein. William G Jones is located in Tallahassee, Florida. Richard May, a director of the Company, has a pecuniary interest in the shares of capital stock held by Shade Leaf Holding LLC.

(9)

William G Jones is the manager of Telogia Pharm LLC and he has voting and investment power over the shares of capital stock held by such entity. William G Jones disclaims beneficial ownership of the shares of capital stock held by Telogia Pharm, LLC, except to the extent of his pecuniary interest therein. William G Jones is located in Tallahassee, Florida. George Hackney, Sr., a director of the Company, has a pecuniary interest in the shares of capital stock held by Telogia Pharm LLC.

CORPORATE GOVERNANCE

Board of Directors

Our Articles of Incorporation, as amended to date, which we refer to as our Articles, provide for a minimum of one director and a maximum of 10 directors. Our shareholders have authorized the board of directors, by resolution, to determine the number of directors within the minimum and maximum number of directors set out in our Articles. Each director holds office until the close of the next annual general meeting of shareholders, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated. The board of directors currently consists of eight directors. Our business and affairs are managed by or under the direction of the board of directors. Pursuant to the Trulieve Corporate Governance Guidelines, or Guidelines, and a mandate from our board of directors, or Board Mandate, the board of directors may establish one or more committees of the board of directors, however designated, and delegate to any such committee the full power of the board of directors, to the fullest extent permitted by law.

We are not currently subject to listing requirements of any national securities exchange that has requirements that a majority of the board of directors be “independent.” All but one of the eight directors and both of our director nominees are considered to be independent under the CSA Guidelines and in accordance with National Instrument 52-110—Audit Committees, or NI 52-110. Under NI 52-110, an independent director is one who is free from any direct or indirect relationship which could, in the view of the board of directors, be reasonably expected to interfere with such director’s exercise of independent judgment. Our independent directors are Thad Beshears, George Hackney, Peter Healy, Richard May, Thomas Milner, Michael O’Donnell and Susan Thronson and our independent director nominees are Giannella Alvarez and Jane Morreau. Ms. Rivers is not independent, given that she is our President and Chief Executive Officer.

The board of directors holds regularly scheduled meetings and at such meetings our independent directors meet in executive session. The board of directors has not appointed a lead independent director; instead the presiding director for each executive session is rotated among the chairs of our committees.

The board of directors held 12 meetings and took 7 actions by unanimous written consent during the year ended December 31, 2020. In 2020, each person serving as a director attended at least 75% of the total number of meetings of our board of directors and any committee on which he or she served.

Our directors are expected to attend our Annual Meeting of Shareholders. Any director who is unable to attend our Annual Meeting is expected to notify the Chairman of the board of directors in advance of the Annual Meeting. All but one of our directors attended the annual meeting in 2020.

We do not currently have a process for Shareholders to send communications to the board of directors. However, we welcome comments and questions from our Shareholders. Shareholders can direct communications to the Company at our principal executive offices.

Board Committees

At present, the board of directors has three standing committees, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. The charters for our committees set forth the scope of the responsibilities of that committee. The board of directors will assess the effectiveness and contribution of each committee on an annual basis. The charters for our committees were adopted by the board of directors in October 2018.

Audit Committee

The board of directors has established an Audit Committee. The Audit Committee is currently comprised of five members: Thomas Millner (Chair), Susan Thronson, Peter Healy, Michael O’Donnell and George Hackney.

Each of the members of the Audit Committee meets the independence requirements pursuant to NI 52-110 and each is financially literate within the meaning of NI 52-110.

The Audit Committee operates pursuant to a written charter, which is available on our corporate website at https://investors.trulieve.com/. The principal duties and responsibilities of the Audit Committee are to assist the board of directors in discharging the oversight of:

•	the integrity of our consolidated financial statements and accounting and financial processes and the audits of our consolidated financial statements;

•	our compliance with legal and regulatory requirements;

•	our external auditors’ qualifications and independence;

•	the work and performance of our financial management and our external auditors; and

•

our system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance, and risk management established by management and the board of directors.

In fulfilling its responsibilities, the Audit Committee meets regularly with our auditor and key management members.

The Audit Committee has access to all of our books, records, facilities and personnel and may request any information as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee. The Audit Committee is responsible for the pre-approval of all non-audit services to be provided by our auditors. The Audit Committee held 11 meetings in 2020.

Compensation Committee

The board of directors has established a Compensation Committee. The Compensation Committee is currently comprised of four members: Susan Thronson (Chair), Peter Healy, Richard May and Thad Beshears. All of the members of the Compensation Committee are independent for purposes of NI 58-101. A director is considered independent for the purposes of NI 58-101 if he or she has no direct or indirect “material relationship” with the issuer, where “material relationship” is defined as a relationship that could, in the view of the issuer’s board of directors, be reasonably expected to interfere with the exercise of a member’s independent judgement.

The Compensation Committee operates pursuant to a written charter, which is available on our corporate website at https://investors.trulieve.com/. The principal duties and responsibilities of the Compensation Committee are to assist the board of directors in discharging its oversight of:

•	executive and director compensation;

•	executive compensation disclosure;

•	management development and succession;

•	administering the Prior Plan, and any other restricted share unit plan or deferred share unit plan that may be in effect from time to time, in accordance with the terms of such plans; and

•	any additional matters delegated to the Compensation Committee by the board of directors.

The Compensation Committee held 7 meetings in 2020.

Nominating and Corporate Governance Committee

The board of directors has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is currently comprised of four members: Peter Healy (chair), Kim Rivers, Thomas Millner and Thad Beshears. All of the members of the Nominating and Corporate Governance Committee other than Ms. Rivers are independent for purposes of NI 58-101.

The Nominating and Corporate Governance Committee operates pursuant to a written charter, which is available on our corporate website at https://investors.trulieve.com/. The principal duties and responsibilities of the Nominating and Corporate Governance Committee are to assist the board of directors in discharging its oversight of:

•	corporate governance policies and practices;

•	corporate governance disclosure;

•	the identification of individuals qualified to become new board of directors members and the recommendation of nominees to the board of directors;

•	the review and, if appropriate, approval of all related-party transactions;

•	the review and assessment of the independence of each of the directors;

•	the review of our orientation and continuing education programs for our directors; and

•	any additional matters delegated to the Nominating and Corporate Governance Committee by the board of directors.

The Nominating and Corporate Governance Committee will consider all qualified director candidates identified by various sources, including members of the board of directors, management and shareholders. Candidates for directors recommended by shareholders will be given the same consideration as those identified from other sources. Any Shareholder who wishes to recommend a candidate for consideration by the Nominating and Corporate Governance Committee as a nominee for director should follow the procedures described in “Advance Notice Policy” under “Proposals 1 and 2—Election of Directors” in this proxy statement. The Nominating and Corporate Governance Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating and Corporate Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors. The Nominating and Corporate Governance Committee held 2 meetings in 2020.

In 2021, the Company retained a search firm, Heidrick & Struggles, to assist with identifying and evaluating potential director candidates, including Ms. Alvarez and Ms. Morreau. The search was targeted to identify one candidate with financial and audit experience to bolster the Audit Committee and to identify one candidate with consumer packaged goods experience. Based upon the qualifications and independence of each of Ms. Alvarez and Ms. Morreau, the Nominating and Corporate Governance Committee recommended that our board of directors nominate Ms. Alvarez and Ms. Morreau to stand for election at our upcoming annual meeting.

Board Oversight of Enterprise Risk

One of the key functions of our board of directors is informed oversight of our risk management process. The board of directors does not have a standing risk management committee and instead administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee will have the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements.

Board Leadership

The board of directors has no policy regarding the need to separate or combine the offices of Chair of the board of directors and President and Chief Executive Officer and instead the board of directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The positions of Chair of the board of directors and President and Chief Executive Officer are currently held by Kim Rivers. The board of directors believes the President and Chief Executive Officer is in the best position to direct the independent directors’ attention on the issues of greatest importance to the Company and its shareholders. As a result, the Company does not currently have a lead independent director. Our overall corporate governance policies and practices combined with the strength of our independent directors and our internal controls minimize any potential conflicts that may result from combining the roles of Chair and President and Chief Executive Officer.

Corporate Governance Principles and Code of Ethics

The board of directors is committed to sound corporate governance principles and practices. The board of directors’ core principles of corporate governance are set forth in the Guidelines, which were adopted by the board of directors in October 2018. In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, the board of directors also adopted a Code of Business Conduct and Ethics, which we refer to as our Code of Ethics, which is applicable to all directors, officers and employees. A copy of the Code of Ethics and the Guidelines are available on our corporate website at https://investors.trulieve.com/. You also may obtain a printed copy of the Code of Ethics and Principles by sending a written request to: Investor Relations, Trulieve Cannabis Corp 6749 Ben Bostic Road, Quincy, Florida, 32351.

Compensation Committee Interlocks and Insider Participation

During 2020, our Compensation Committee members were Susan Thronson (Chair), Peter Healy, Richard May and Thad Beshears, none of whom currently is, or formerly was, an officer or employee of Trulieve. None of our executive officers served as a member of the board of directors or Compensation Committee of any other company that had one or more executive officers serving as a member of our board of directors or Compensation Committee.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of April 1, 2021:

Name	Age	Position(s)
Kim Rivers	42	Chair, President and Chief Executive Officer
Alex D’Amico	45	Chief Financial Officer
Eric Powers	51	Chief Legal Officer and Corporate Secretary
Timothy Morey	58	Chief Sales Officer
Kyle Landrum	35	Chief Production Officer

Biographical Information

The biography of Kim Rivers can be found under “Proposals 1 and 2 – Election of Directors.” The following is biographical information for our other executive officers:

Alex D’Amico has served as our Chief Financial Officer since 2020. Mr. D’Amico brings over 20 years of accounting and finance experience in technology, healthcare, entertainment and advertising. He has held several senior finance and executive roles at companies such as Cognizant, where he served as Finance Director from 2015 to 2018, and Telaria, where he served as Vice President of Finance and Controller from 2018 to 2020. Prior to such roles, Mr. D’Amico also held senior finance and executive roles at public companies Quest Diagnostics and Synvista Therapeutics. Mr. D’Amico is a growth-oriented business leader with a unique ability to scale an organization cross-functionally while operating in a public landscape. He has an extensive history of assembling high-powered teams and driving toward strategic initiatives. Mr. D’Amico was a Summa Cum Laude graduate of Rutgers University, where he received his Bachelor of Science degree in Accounting, and is a member of the American Institute of Certified Public Accountants, New Jersey Society of Certified Public Accountants and Financial Executives International.

Eric Powers has served as our Chief Legal Officer and Corporate Secretary since 2021, after being promoted from his position as General Counsel and Corporate Secretary, a position he served in since 2019. Prior to joining Trulieve, Mr. Powers spent 13 years, from 2005 to 2018, as an in-house attorney for Crawford & Company, a publicly-traded insurance services firm, where he served in numerous roles within the legal department, most recently as Vice President and Corporate Secretary. Mr. Powers was in private practice for over 10 years with the law firms of Troutman Sanders, from 2000 to 2005, and Capell & Howard, from 1994 to 2000, specializing in corporate and tax law. Overall, Mr. Powers brings more than 25 years of legal experience to Trulieve, with a broad background in corporate law. Mr. Powers holds a J.D. from The University of Alabama Law School and a B.A. from Auburn University. Mr. Powers also received his LLM in Taxation from New York University.

Timothy Morey has served as our Chief Sales Officer since 2019, and previously as our Director of Retail in 2019. Mr. Morey has over 15 years of retail sector experience, with a focus on operational best practices and leveraging technology to enhance consumer engagements. Most recently, Mr. Morey served as Senior Director of Store Operations for Finish Line from October 2013 to September 2018, overseeing more than 900 stores and 45 district sales managers. Mr. Morey is a resident of Tallahassee, Florida and holds an associate degree, applied science, from Snow College, Utah.

Kyle Landrum has served as our Chief Production Officer since 2019, after being promoted from his position as Cultivation Manager, a position he served in since 2017. As our Chief Production Officer, Mr. Landrum oversees all aspects of our cultivation and processing. Mr. Landrum graduated from the University of Florida with a Bachelor of Science degree in Agriculture Economics and a master’s degree in Agricultural Education. Mr. Landrum has demonstrated dedicated leadership experience in the franchise restaurant industry. Before joining Trulieve, Mr. Landrum spent six years, from 2011 to 2017, at Rib, Inc., most recently serving as the Director of Operations, where he managed a team of nearly 200. Cumulatively, Mr. Landrum has over 14 years of experience in management of multi-site operations.

EXECUTIVE COMPENSATION

2020 Executive Compensation Philosophy and Objectives

The Compensation Committee is committed to the adoption of an executive compensation program that fosters the attraction and retention of highly-qualified executives, and motivates them to achieve our financial, operational and strategic objectives. We believe in providing our senior executive officers with a competitive pay package that includes a strong link between corporate performance and compensation. In doing so, the executive compensation program is designed to reward the creation of sustained long-term shareholder value, as well as each executive’s individual contributions in the context of overall annual corporate performance. We aim to meet these objectives with the principal components of our executive compensation program, which include a combination of base salary, annual cash bonuses and long-term incentives in the form of equity-based compensation.

2020 Executive Compensation Program

This section discusses the material components of the executive compensation program offered to our named executive officers, or NEOs, identified below. For 2020, our NEOs were:

•	Kim Rivers, our President and Chief Executive Officer

•	Alex D’Amico, our Chief Financial Officer; and

•	Eric Powers, our Chief Legal Officer

We are an “emerging growth company,” as that term is used in the JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act.

Summary Compensation Table

The following table provides information regarding compensation earned by our President and Chief Executive Officer and our two most highly compensated executive officers other than our principal executive officer who served during 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option awards ($)	Non-equity incentive plan compensation ($)(1)	All other compensation ($)(2)	Total ($)
Kim Rivers	2020	323,958	—	524,677	200,000	16,354	1,064,989
President and Chief Executive Officer	2019	290,845	—	—	150,000	2,905	443,750
Alex D’Amico(3)	2020	162,500	145,000	400,496	75,000	11,435	794,431
Chief Financial Officer	2019	—	—	—	—	—	—
Eric Powers(4)	2020	200,000	15,000	259,851	40,000	27,444	542,295
Chief Legal Officer	2019	161,636	—	—	30,000	2,828	194,464

(1)

2020 non-equity incentive plan compensation includes estimated fourth quarter performance bonuses of $25,000 for Mr. D’Amico and $10,000 for Mr. Powers, which represent the maximum anticipated performance bonus amounts for the fourth quarter under the terms of their respective employment agreements.

(2)	Includes employer paid portion of premiums for health, dental and vision insurance.
(3)	Mr. D’Amico was appointed Chief Financial Officer of the Company in June 2020.
(4)	Mr. Powers was appointed General Counsel of the Company in February 2019. Mr. Powers was appointed Chief Legal Officer of the Company in March 2021.

Narrative Disclosure to Summary Compensation Table

We review compensation annually for all of our employees, including our NEOs. In setting executive base salaries and bonuses, we considered compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our shareholders, and a long-term commitment to us.

Our board of directors has historically determined our executives’ compensation, based upon its review of the competitive market for talent, as well as each executive’s experience, criticality to the organization, performance and contributions.

Compensation Components

The executive compensation program during the fiscal year ended December 31, 2020 consisted of three principal components: (i) base salaries; (ii) cash bonuses; and (iii) stock options.

Base Salaries

Base salaries are intended to provide an appropriate level of fixed compensation that will assist in employee retention and recruitment. Base salaries will be determined on an individual basis, taking into consideration the past, current and potential contribution to our success, the position and responsibilities of the NEOs and competitive industry pay practices for other high growth, premium brand companies of similarly sized companies in the industry.

Incentive Compensation and Benefits

Bonuses are awarded based on qualitative and quantitative performance standards and reward performance of each NEO individually. The determination of an NEO’s performance may vary from year to year depending on economic conditions and conditions in the industry in which we operate and may be based on measures such as revenue and other operational targets such as dispensaries opened and square footage of canopy space, metrics the Compensation Committee and management believe to provide proper incentives for achieving long-term shareholder value for us at this time. The Compensation Committee and the board of directors retain full discretion over performance evaluation and the amount of any bonuses to be paid to NEOs. For the covered periods, the Compensation Committee authorized Ms. Rivers to set quarterly performance objectives for the NEOs (other than herself) and to determine, in her discretion, the level of achievement with respect to such objectives. The Compensation Committee set annual performance objectives for Ms. Rivers and determined, in its discretion, the level of achievement with respect to such objectives.

Equity-Based Compensation

The long-term component of compensation for executive officers, including the NEOs, is currently based on stock options. This component of compensation is intended to reinforce management’s commitment to long-term improvements in our performance.

The board of directors believes that incentive compensation in the form of stock option grants which vest over time is beneficial and necessary to attract and retain both senior executives and managerial talent at other levels. Furthermore, the board of directors believes stock option grants are an effective long-term incentive vehicle because they are directly tied to share price over a longer period and motivate executives to deliver sustained long-term performance and increase shareholder value, and have a time horizon that aligns with long-term corporate goals.

In connection with the Transaction, we adopted the Prior Plan. Pursuant to the Prior Plan, we may grant equity-based compensation in the form of stock options, or Options, to eligible participants, as more fully described below.

The purpose of the Prior Plan is to enable us and certain of our subsidiaries to obtain and retain services of the eligible participants, which is essential to our long-term success. The granting of Options is intended to promote our long-term financial interests and growth by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of our business. Moreover, the Prior Plan aims to align the interests of eligible participants with those of our shareholders through opportunities for increased equity-based ownership. For additional details on the Prior Plan, see “Equity Compensation Plans”.

As noted above, the 2021 Plan, if approved by shareholders, will replace the Prior Plan. Any awards previously granted under the Prior Plan, including equity awards granted in the first quarter of 2021 for performance in 2020, will remain subject to the terms of the Prior Plan including the vesting schedule in effect at the time such awards were granted. Upon shareholder approval of the 2021 Plan, no further grants of awards shall be made under the Prior Plan.

Restrictions on Hedging

Our Insider Trading and Reporting Policy prohibits our officers (including the NEOs), directors and employees from buying or selling financial instruments that are designed to hedge or offset a decrease in market value of our equity securities granted as compensation or held, directly or indirectly, by such individuals.

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding outstanding stock options held by our NEOs as of December 31, 2020.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option issuance date	Option expiration date
Kim Rivers(1)	64,378	96,566	(2)	$11.52	1/3/2020	1/3/2025
Alex D’Amico	51,511	77,266	(2)	$12.50	6/1/2020	6/1/2025
Eric Powers	29,430	44,145	(2)	$11.52	1/3/2020	1/3/2025

(1)

Excludes warrants to purchase 2,811,159 Subordinate Voting Shares issued to Ms. Rivers in connection with the closing of the Transaction. The warrants have an exercise price of C$6.00 and are fully vested and exercisable at any time until September 21, 2021.

(2)

15% of the Subordinate Voting Shares underlying the option were vested on the date of grant and an additional 25% of the Subordinate Voting Shares underlying the option vested on December 31, 2020. The remaining 60% of the Subordinate Voting Shares underlying the option will vest on December 31, 2021.

2021 Compensation

In the fourth quarter of 2020, the Compensation Committee retained the services of Meridian Compensation Partners as its independent compensation consultant. Upon its retention, Meridian conducted an external market review of our executive compensation program, and related compensation governance policies and practices to provide the Compensation Committee some guidance as to how current design compares to market practices.

In December 2020, with Meridian’s assistance, the Compensation Committee approved a custom compensation peer group of similarly-situated companies. The new peer group is comprised of size appropriate peer companies that share similar industry, operational and financial characteristics and that represent reasonable competitors for executive talent. With the new peer group, as well as the use of relevant compensation surveys, Meridian conducted a study of market competitive executive pay levels, incentive designs and other pay practices in preparation for our 2021 compensation cycle.

For 2021, the Compensation Committee has adopted a formal annual bonus design generally consistent with the market practice that utilizes two pre-established financial goals (revenue and EBITDA). This design utilizes a formal performance scale at threshold, target and maximum levels of achievement and payout scale ranging from zero to 200% of target, depending on the level of performance achievement.

In addition, the Compensation Committee intends to implement a more formal 2021 long-term incentive program for its executive team that will motivate the creation of long-term shareholder value and foster retention with multi-year vesting requirements. The Compensation Committee’s efforts in establishing a new long-term incentive program for 2021 begins with the Board’s adoption of, and shareholder approval of, the 2021 Omnibus Plan.

Employment Agreements, Severance and Change in Control Arrangements

We have entered into employment agreements with the NEOs listed below. The agreements generally provide for at-will employment and set forth the NEO’s initial base salary and eligibility for employee benefits. In addition, each of our NEOs is subject to confidentiality obligations and has agreed to assign to us any inventions developed during the term of their employment.

Agreement with Ms. Rivers

We do not have an employment agreement with Ms. Rivers. In December 2020, the Compensation Committee set a base salary for Ms. Rivers of $500,000, effective as of January 1, 2021, and a target bonus for 2021 of $500,000.

Agreement with Mr. D’Amico

In June 2020, we entered into an employment agreement with Mr. D’Amico. The employment agreement provides for, among other things, an initial base salary of $300,000 annually and a bonus of up to $100,000. In December 2020, the Compensation Committee set a base salary for Mr. D’Amico of $400,000, effective as of January 1, 2021, and a target bonus for 2021 of $320,000. Pursuant to his employment agreement, Mr. D’Amico is also eligible, subject to approval by our board of directors, for annual grants under the Plan of up to $400,000 in value, with 50% of any such annual grant payable as a threshold amount and the remaining 50% payable upon the same terms as awards granted to the other members of our executive management team. The employment agreement includes standard noncompetition, nonsolicitation and nondisclosure covenants. In the event Mr. D’Amico’s employment is terminated without cause (whether or not in connection with a change in control), Mr. D’Amico is entitled to a severance payment equal to twelve months of his base salary. In addition, upon a change in control, whether or not Mr. D’Amico employment is terminated, any outstanding option award shall vest in full.

Agreement with Mr. Powers

In February 2019, we entered into an employment agreement with Mr. Powers. The employment agreement provides for, among other things, an initial base salary of $200,000 annually and a bonus of up to 20% of base salary annually. In December 2020, the Compensation Committee set a base salary for Mr. Powers of $350,000, effective as of January 1, 2021, and a target bonus for 2021 of $245,000. The employment agreement also includes standard noncompetition, nonsolicitation and nondisclosure covenants. In the event Mr. Powers’ employment is terminated without cause (whether or not in connection with a change in control), Mr. Powers is entitled to a severance payment equal to six months of his base salary. In addition, upon a change in control, whether or not Mr. Powers’ employment is terminated, any outstanding option award shall vest in full.

Equity Compensation Plans

The Company implemented the Schyan Exploration Inc. Stock Option Plan, or Prior Plan, following the closing of the reverse takeover of Schyan Exploration Inc. by Trulieve, Inc. and the change in the business of Schyan from a mining issuer to a marijuana issuer (the “Transaction”). The Prior Plan is administered by the board of directors, or if appointed, by a special committee of directors appointed from time to time by the board of directors. The aggregate number of Subordinate Voting Shares which may be reserved for issue under the Prior Plan shall not exceed 10% of the issued and outstanding number of Subordinate Voting Shares on an “as converted” basis. The number of Subordinate Voting Shares subject to an option to a participant shall be determined by the board of directors, but no participant shall be granted an option which exceeds the maximum number of shares permitted by any stock exchange on which the Subordinate Voting Shares are then listed, or other regulatory body having jurisdiction. The exercise price of the Subordinate Voting Shares covered by each option shall be determined by the board of directors, provided however, that the exercise price shall not be less than the price permitted by any stock exchange on which the Subordinate Voting Shares are then listed, or other regulatory body having jurisdiction. The maximum length any option shall be 10 years from the date the option is granted. The Prior Plan includes a provision that should an option expiration date fall within a blackout period or immediately following a blackout period, the expiration date will automatically be extended for 10 business days following the end of the blackout period. Under certain, limited circumstances, the board of directors has the absolute discretion to amend or terminate the Prior Plan. The 2021 Plan, if approved by shareholders, will replace the Prior Plan. Any awards previously granted under the Prior Plan, including equity awards granted in the first quarter of 2021 for performance in 2020, will remain subject to the terms of the Prior Plan including the vesting schedule in effect at the time such awards were granted. Upon shareholder approval of the 2021 Plan, no further grants of awards shall be made under the Prior Plan.

DIRECTOR COMPENSATION

During 2019, we did not pay any compensation to our directors for their service as directors. Beginning in 2020, our board of directors approved the payment of compensation to its non-employee directors in the form of an annual retainer and stock option-based awards. Each non-employee director is paid an annual retainer of $36,000, provided any non-employee chairman of the board of directors is paid a $75,000 annual retainer. The chairs of the Compensation Committee and the Nominating and Corporate Governance Committee are paid an additional $8,000 annual retainer. The chair of the Audit Committee is paid an additional $12,000 annual retainer. Non-employee, founder directors receive annual stock option awards valued at $120,000. Non-employee, non-founder directors receive annual stock option awards valued at $150,000. Directors are reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings of the board of directors, committees of the board of directors or meetings of our shareholders.

The following table sets forth information regarding compensation awarded to, earned by or paid to our non-employee directors in connection with their service for the year ended December 31, 2020. We do not pay any compensation to our President and Chief Executive Officer, who is also the Chair of the board of directors, in connection with her service on our board of directors. See “Executive Compensation” for a discussion of the compensation of Ms. Rivers.

Name	Fees earned or paid in cash ($)(1)	Option awards ($)(2)	Total ($)
Thad Beshears	$36,000	$119,926	$155,926
George Hackney	$36,000	$119,926	$155,926
Peter Healy	$44,000	$149,908	$193,908
Richard May	$36,000	$119,926	$155,926
Thomas Millner	$48,000	$150,188	$198,188
Michael J. O’Donnell, Sr.	$36,000	$119,926	$155,926
Susan Thronson	$44,000	$150,188	$194,188

(1)	Represents amount earned or paid for service as a director during fiscal year 2020.
(2)	Represents the grant date fair value of option awards granted in fiscal year 2020 in accordance with Accounting Standards Codification Topic 718, Compensation—Stock Compensation.

The table below shows the aggregate number of option awards held as of December 31, 2020 by each of our current non-employee directors who was serving as of that date.

Name	Number of Subordinate Voting Shares Underlying Options Outstanding at December 31, 2020
Thad Beshears	36,787
George Hackney	36,787
Peter Healy	45,984
Richard May	36,787
Thomas Millner	48,292
Michael J. O’Donnell, Sr.	36,787
Susan Thronson	48,292

Appendix A

2021 Plan

Trulieve Cannabis Corp.

2021 Omnibus Incentive Plan

Trulieve Cannabis Corp.

2021 Omnibus Incentive Plan

Article 1. Establishment, Purpose and Duration

1.1    Establishment. Trulieve Cannabis Corp., a British Columbia corporation, establishes an incentive compensation plan to be known as Trulieve 2021 Omnibus Incentive Plan, as set forth in this document. The Plan permits the grant of various forms of equity- and cash-based awards. The Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.4. The Plan and each Award granted hereunder are conditioned on and shall be of no force or effect until the Plan is approved by the shareholders of the Company.

1.2    Purpose of the Plan. The purpose of the Plan is to foster and promote the long-term financial success of the Company by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by Participants, and (c) enabling the Company to attract and retain qualified and competent persons as employees of the Company and to serve as members of the Board whose judgment, interest and performance are required for the successful operations of the Company.

1.3    Prior Plan. As of the date the Plan is approved by the Company’s stockholders, the Schyan Exploration Inc. Stock Option Plan (the “Prior Plan”), will be frozen and no further awards will be issued thereunder. Awards issued pursuant to the Prior Plan that are outstanding as of the date of stockholder approval of the Plan shall remain outstanding and shall be administered in accordance with the terms of the Prior Plan and applicable award agreements thereunder.

1.4    Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1    “Affiliate” means any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.

2.2    “Award” means a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Units, Performance Shares, Performance Units, Cash-Based Awards or Other Stock-Based Awards, in each case subject to the terms of the Plan.

2.3    “Award Agreement” means a written or electronic agreement entered into by the Company and a Participant, or a written or electronic statement issued by the Company to a Participant, which in either case contains (either expressly or by reference to this Plan or any subplan created hereunder) the terms and provisions applicable to an Award granted under the Plan, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet or other non-paper Award Agreements, and the use of electronic, Internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.4    “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act and the terms “Beneficial Ownership” and “Beneficially Own” shall have the corresponding meanings.

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2.5    “Board” means the Board of Directors of the Company.

2.6    “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 13.

2.7    “Cause” means, except as may otherwise be provided in a then-effective written agreement (including an Award Agreement) between a Participant and the Company, any Subsidiary or any Affiliate or in any Company severance policy to which a Participant is subject, in the judgment of the Committee:

(a)    willful and material misconduct of the Participant,

(b)    willful and continued failure of the Participant to perform essential job functions,

(c)    the conviction of the Participant by a court of competent jurisdiction of a felony or entering the plea of nolo contendere to a felony by the Participant, or

(d)    the commission by the Participant of an act of theft, fraud or dishonesty against the Company, any Affiliate or any Subsidiary.

2.8    “Change in Control” means, except as may otherwise be provided in an Award Agreement, the occurrence of any one of the following events:

(a)    An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding Shares of the Company (the “Outstanding Company Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) of this Section 2.8; or

(b)    A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board being hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2.8(a), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(c)    Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding Shares, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the

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Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(d)    A complete liquidation or dissolution of the Company.

Notwithstanding any of the foregoing, however, in any circumstance or transaction in which compensation resulting from or in respect of an Award would result in the imposition of an additional tax under Code Section 409A if the foregoing definition of “Change in Control” were to apply, but would not result in the imposition of any additional tax if the term “Change in Control” were defined herein to mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), then “Change in Control” shall mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), but only to the extent necessary to prevent such compensation from becoming subject to an additional tax under Code Section 409A.

2.9    “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of the Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.10    “Commission” means the Securities and Exchange Commission.

2.11    “Committee” means the Compensation Committee of the Board or a subcommittee thereof or any other committee designated by the Board to administer the Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. Each member of the Committee shall be (i) an independent director within the meaning of the rules and regulations of the securities exchange which is the principal market on which Shares are traded and (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3.

2.12    “Company” means Trulieve Cannabis Corp, and any successor thereto as provided in Section 22.20.

2.13    “Director” means any individual who is a member of the Board.

2.14    “Disability”means, unless otherwise provided in an Award Agreement, “permanent and total disability” within the meaning of Code Section 22(e)(3).

2.15    “Dividend Equivalent” has the meaning set forth in Section 18.2.

2.16    “Effective Date” has the meaning set forth in Section 1.1.

2.17    “Employee” means any individual performing services for the Company, an Affiliate or a Subsidiary and designated as an employee of the Company, an Affiliate or the Subsidiary on its payroll records. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate or Subsidiary as an independent contractor, a consultant or an employee of an employment,

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consulting or temporary agency or any other entity other than the Company, Affiliate or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified, as a common-law employee of the Company, Affiliate or Subsidiary during such period. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or among the Company, or any Affiliate or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave, any Incentive Stock Option held by a Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

2.18    “Exchange Act” means the Securities Exchange Act of 1934.

2.19    “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.20    “Fair Market Value” means, as applied to a specific date and unless otherwise specified in an Award Agreement, the price of a Share that is equal to the closing price of a Share on the securities exchange that is the primary trading market for Shares on the day preceding the date of determination, or if no sales of Shares shall have occurred on such exchange on the day preceding the applicable date of determination, the closing price of Shares on such exchange on the next preceding date on which there were such sales. Notwithstanding the foregoing, if Shares are not traded on any established securities exchange, the Fair Market Value means the price of a Share as established by the Committee acting in good faith based on a reasonable valuation method that is consistent with the requirements of Code Section 409A and the regulations thereunder.

2.21    “Grant Date” means the date an Award to a Participant pursuant to the Plan is approved by the Committee (or such later date as specified in such approval by the Committee).

2.22    “Grant Price” means the per Share price established at the time of grant of a SAR pursuant to Article 7.

2.23    “Incentive Stock Option” or “ISO” means an Award granted pursuant to Article 6 that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422 or any successor provision.

2.24    “Nonemployee Director” means a Director who is not an Employee.

2.25    “Nonqualified Stock Option” means an Award that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.26    “Option” means an Award granted pursuant to Article 6, which Award may be an Incentive Stock Option or a Nonqualified Stock Option.

2.27    “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan that is granted pursuant to Article 13.

2.28    “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.29    “Performance Period” means the period of time during which pre-established performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

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2.30    “Performance Shares” means an Award granted pursuant to Article 10.

2.31    “Performance Share Unit” means an Award granted pursuant to Article 11.

2.32    “Performance Unit” means an Award granted pursuant to Article 12.

2.33    “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a vesting requirement (based on the continued service, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, in its discretion) as provided in Articles 8 and 9.

2.34    “Plan” means the Trulieve Cannabis Corp 2021 Omnibus Incentive Plan, as the same may be amended from time to time.

2.35    “Restricted Stock” means an Award granted pursuant to Article 8.

2.36    “Restricted Stock Unit” means an award granted under Article 9.

2.37    “Share” means a Subordinate Voting Share of the Company.

2.38    “Stock Appreciation Right” or “SAR” means an Award granted under Article 7.

2.39    “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, ownership of more than 50% of the total combined voting power of all classes of stock.

2.40    “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company, Subsidiary or any Affiliate or with which the Company, Subsidiary or any Affiliate combines.

2.41    “Termination of Service” means the following:

(a)    for an Employee, the date on which the Employee is no longer an Employee;

(b)    for a Non-Employee Director, the date on which the Non-Employee Director is no longer a member of the Board; and

(c)    for a Third-Party Service Provider, the date on which such individual no longer provides substantial services on a regular basis to the Company.

With respect to any payment of an Award subject to Code Section 409A, a Termination of Service shall mean a “separation from service” within the meaning of Code Section 409A.

2.42    “Third-Party Service Provider” means any consultant, agent, advisor or independent contractor who renders bona fide services to the Company or Subsidiary or any Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, (b) do not directly or indirectly promote or maintain a market for the Company’s securities, and (c) are provided by a natural person who has contracted directly with the Company, its Affiliates or its Subsidiaries to render such services.

Article 3. Administration

3.1    General. The Committee shall be responsible for administering the Plan,subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents and

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other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, Subsidiaries, Affiliates, and all other parties. Any action of the Committee shall be valid and effective even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i) and (ii) of Section 2.11.

3.2    Authority of the Committee. Subject to any express limitations set forth in the Plan, the Committee shall have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of the Plan including, but not limited to, the following:

(a)    To determine from time to time which of the persons eligible under the Plan shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Awards shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award and the number of Shares subject to an Award or the value of an Award;

(b)    To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration;

(c)    To correct any defect, omission or inconsistency in the Plan or in an Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(d)    To approve forms of Award Agreements for use under the Plan;

(e)    To determine Fair Market Value of a Share;

(f)    To amend any Award Agreement as permitted under the Plan;

(g)    To adopt sub-plans and/or special provisions applicable to stock awards regulated by the laws of a jurisdiction other than and outside of the United States, to Cash-Based Awards, or to awards to Directors (as contemplated by Article 16). Such sub-plans and/or special provisions shall be subject to and consistent with the terms of the Plan, except to the extent the Committee determines that different terms and conditions are necessary or desirable to comply with the laws of a jurisdiction other than and outside of the United States;

(h)    To authorize any person to execute on behalf of the Company any instrument required to affect the grant of an Award;

(i)    To determine whether Awards shall be settled in Shares, cash or in any combination thereof;

(j)    To determine whether Awards shall provide for Dividend Equivalents;

(k)    To establish a program whereby Participants designated by the Committee may reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(l)    To authorize a program permitting eligible Participants to surrender outstanding Awards in exchange for newly granted Awards subject to any applicable shareholder approval requirements set forth in Section 20.1 of the Plan;

(m)    To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares, including, without limitation, restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales or other transfers;

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(n)    To waive any restrictions, conditions or limitations imposed on an Award at the time the Award is granted or at any time thereafter;

(o)    To permit Participants to elect to defer the settlement or payment of Awards (to the extent permitted under applicable law); provided that any such deferrals shall comply with applicable requirements of the Code, including Code Section 409A; and

(p)    To extend the timing of the settlement or payment of an Award to the extent permitted under Code Section 409A and other applicable law and rules of the exchange that is the primary trading market of Shares.

3.3    Delegation. To the extent permitted by law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under the Plan. To the extent permitted by law, the Committee may delegate to one or more of its members or to one or more officers of the Company the authority, subject to the terms and conditions as the Committee shall determine, to (a) designate employees to be recipients of Awards under the Plan and (b) determine the size of any Awards; provided that (x) the Committee shall not delegate such responsibilities for Awards granted to an employee who is an officer, Director, or 10% beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act; (y) the resolution providing for such authorization sets forth the total number of Shares such officer(s) may grant; and (z) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to The Plan

4.1    Number of Shares Authorized and Available for Awards. Subject to adjustment as provided under Section 4.3, the total number of Shares that may be the subject of Awards and issued under the Plan shall be 4,000,000. Such Shares may be authorized and unissued Shares or, to the extent permitted by applicable law, issued Shares that have been reacquired by the Company. Any of the authorized Shares may be used for any type of Award under the Plan, and any or all of Shares may be allocated to Incentive Stock Options. Solely for the purpose of determining the number of Shares available for Awards under this Section 4.1, the number of Shares available for issuance under the Plan shall be reduced by one (1.00) Share for every one (1.00) Share granted in respect of an Award, provided however that in the case of an Award that provides for a range of potential Share payouts the number of Shares available for issuance under the Plan shall be reduced by the maximum number of Shares that may be paid under such an Award.

4.2    Share Usage. In determining the number of Shares available for grant under the Plan at any time, the following rules shall apply:

(a)    Any Shares subject to an Award granted under the Plan or Prior Plan that on or after the Effective Date terminates by expiration, forfeiture, cancellation or otherwise without the issuance of Shares (or with the forfeiture of Shares in connection with a Restricted Stock or Performance Share Awards), is settled in cash in lieu of Shares, or is exchanged with the Committee’s permission, prior to the issuance of Shares, for an Award not involving Shares shall become available again for grant under the Plan.

(b)    Any Shares that are withheld by the Company or tendered by a Participant (by either actual delivery or attestation) on or after the Effective Date (i) to pay the Exercise Price of an Option granted under the Plan or Prior Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under the Plan, shall become available again for grant under the Plan.

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(c)    Any Shares that were subject to a stock-settled SAR granted under the Plan or Prior Plan that were not issued upon the exercise of such SAR on or after the Effective Date shall become available again for grant under the Plan.

(d)    Any Shares that were purchased, on or after the Effective Date, by the Company on the open market with the proceeds from the exercise of a Stock Option granted under the Plan or Prior Plan shall become available for grant under the Plan.

(e)    Shares subject to Substitute Awards shall not be counted against the share reserve specified in Section 4.1.

4.3    Adjustments. All Awards shall be subject to the following provisions:

(a)    In the event of any equity restructuring (within the meaning of FASB ASC Topic 718) that causes the per share value of Shares to change, such as a stock dividend, stock split, reverse stock split, split up, spin-off, rights offering or recapitalization through an extraordinary dividend, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, (i) the number and kind of Shares or other securities that may be issued under the Plan or under particular forms of Award Agreements, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the Exercise Price or Grant Price applicable to outstanding Awards, and (iv) other value determinations applicable to outstanding Awards. In the event of any other change in corporate capitalization (including, but not limited to, a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation of the Company to the extent such events do not constitute equity restructurings or business combinations within the meaning of FASB ASC Topic 718, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number.

(b)    In addition to the adjustments permitted under paragraph (a) above, the Committee, in its sole discretion, may make such other adjustments or modifications in the terms of any Awards that it deems appropriate to reflect any of the events described in Section 4.3(a), including, but not limited to, (i) modifications of performance goals and changes in the length of Performance Periods, or (ii) the substitution of other property of equivalent value (including, without limitation, cash, other securities and securities of entities other than the Company that agree to such substitution) for Shares available under the Plan or Shares covered by outstanding Awards, including arranging for the assumption, or replacement with new awards, of Awards held by Participants and (iii) in connection with any sale of a Subsidiary, arranging for the assumption, or replacement with new awards, of Awards held by Participants employed by the affected Subsidiary by the Subsidiary or an entity that controls the Subsidiary following the sale of such Subsidiary.

(c)    The determination of the Committee as to the foregoing adjustments set forth in this Section 4.3, if any, shall be made in accordance with Code Sections 409A or 424, to the extent applicable, and shall conclusive and binding on Participants under the Plan.

4.4    Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Subsidiary or any Affiliate or with which the Company or any Subsidiary or any Affiliate combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the

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date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

Article 5. Eligibility and Participation

5.1    Eligibility to Receive Awards. Individuals eligible to participate in the Plan shall be limited to Employees, Nonemployee Directors and Third-Party Service Providers of the Company and its Subsidiaries.

5.2    Participation in the Plan. Subject to the provisions of the Plan, the Committee may, from time to time, select from all individuals eligible to participate in the Plan, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.

5.3    Award Agreements. The Committee shall have the exclusive authority to determine the terms of an Award Agreement evidencing an Award granted under the Plan, subject to the provisions herein. The terms of an Award Agreement need not be uniform among all Participants or among similar types of Awards.

Article 6. Stock Options

6.1    Grant of Options. Options may be granted to Participants covering such number of Shares, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Each grant of an Option shall be evidenced by an Award Agreement, which shall specify whether the Option is in the form of a Nonqualified Stock Option or an Incentive Stock Option.

6.2    Exercise Price. The Exercise Price for each Option shall be determined by the Committee and shall be specified in the Award Agreement evidencing such Option; provided, however, the Exercise Price must be at least equal to 100% of the Fair Market Value of a Share as of the Option’s Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A and, in the case of Incentive Stock Options, Code Section 424), and subject to adjustment as provided for under Section 4.3.

6.3    Term of Option. The term of an Option granted to a Participant shall be determined by the Committee; provided, however, no Option shall be exercisable later than the tenth anniversary of its Grant Date.

6.4    Exercise of Option. An Option shall be exercisable at such times and be subject to such restrictions and vesting conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.5    Payment of Exercise Price. An Option shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. Any Shares issued upon exercise of an Option are subject to Section 15.3. A condition of the issuance of Shares as to which an Option shall be exercised shall be the payment of the Exercise Price and the payment of applicable withholding taxes. The Exercise Price of any exercised Option shall be payable to the Company in accordance with one of the following methods to the extent permitted under a Participant’s applicable Award Agreement as determined by the Committee in its discretion on the date of grant:

(a)    In cash or its equivalent;

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(b)    By tendering (either by actual delivery or by attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price;

(c)    By a cashless (broker-assisted) exercise;

(d)    By authorizing the Company to withhold Shares otherwise issuable upon the exercise of the Option having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price;

(e)    By any combination of (a), (b), (c) or (d); or

(f)    By any other method approved or accepted by the Committee.

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or Shares, as applicable.

6.6    Nontransferability. Options may not be transferred in any fashion, subject to Section 15.1.

6.7    Voting Rights. A Participant shall have no voting rights with respect to any Options granted hereunder or Shares subject to any Options granted hereunder prior to the issuance of Shares upon the exercise of an Option.

6.8    Special Rules Regarding ISOs. Notwithstanding any provision of the Plan to the contrary, an Option granted in the form of an ISO to a Participant shall be subject to the following rules:

(a)    An Option shall constitute an Incentive Stock Option only if the Participant receiving the Option is an Employee and only if the Employee is employed by the Company, or a parent corporation or Subsidiary corporation within the meaning of Code Section 424, and only to the extent that (i) it is so designated in the applicable Award Agreement and (ii) the aggregate Fair Market Value (determined as of the Option’s Grant Date) of Shares with respect to which Incentive Stock Options held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. To the extent an Option granted to a Participant exceeds this limit, the Option shall be treated as a Non-Statutory Stock Option.

(b)    No Participant may receive an Incentive Stock Option under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, unless (i) the exercise price for that Incentive Stock Option is at least 110% of the Fair Market Value of Shares subject to that Incentive Stock Option on the Grant Date and (ii) that Option shall expire no later than five years after its Grant Date.

(c)    For purposes of continued service by a Participant who has been granted an Incentive Stock Option, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option.

(d)    If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-Statutory Stock Option.

(e)    Each Participant awarded an Incentive Stock Option shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Shares before the later of (i) two years after the Grant Date of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option.

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Article 7. Stock Appreciation Rights

7.1    Grant of SARs. SARs may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Each grant of SARs shall be evidenced by an Award Agreement.

7.2    Grant Price. The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement evidencing the SAR; provided, however, the Grant Price must be at least equal to 100% of the Fair Market Value of a Share as of the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A), and subject to adjustment as provided for under Section 4.3.

7.3    Term of SAR. The term of an SAR granted to a Participant shall be determined by the Committee; provided, however, no SAR shall be exercisable later than the tenth anniversary of its Grant Date.

7.4    Exercise of SAR. An SAR shall be exercisable at such times and be subject to such restrictions and vesting conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

7.5    Notice of Exercise. An SAR shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the SAR is to be exercised.

7.6    Settlement of SARs. Upon the exercise of an SAR, pursuant to a notice of exercise properly completed and submitted to the Company in accordance with Section 7.5, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of (a) and (b) below:

(a)    The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price.

(b)    The number of Shares with respect to which the SAR is exercised.

Payment shall be made in cash, Shares or a combination thereof as provided for under the applicable Award Agreement. Any Shares issued in payment of an SAR shall be subject to Section 15.3.

7.7    Voting Rights. A Participant shall have no voting rights with respect to any SARs granted hereunder or Shares subject to any SARs granted hereunder prior to the issuance of Shares upon the exercise of an SAR.

7.8    Nontransferability. SARs may not be transferred in any fashion, subject to Section 15.1.

Article 8. Restricted Stock

8.1    Grant of Restricted Stock. Restricted Stock Awards may be granted to Participants in such number of Shares, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Each grant of Restricted Stock shall be evidenced by an Award Agreement.

8.2    Nature of Restrictions. Each grant of Restricted Stock may be subject to a requirement that a Participant pay a stipulated purchase price for each Share of Restricted Stock, and shall be subject to a Period of Restriction that shall lapse upon the satisfaction of such vesting conditions as are determined by the Committee and set forth in an applicable Award Agreement. Such conditions or restrictions may include, without limitation, one or more of the following:

(a)    that Shares of Restricted Stock may not be transferred in any fashion prior to their applicable vesting date; or

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(b)    that Shares of Restricted Stock may vest only upon completion of a specified period of continuous employment or other service and/or to the degree that specific performance goals have been achieved.

8.3    Delivery of Shares. Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more stock certificates issued in the name of the Participant. Any such stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry shall be subject to comparable restrictions and corresponding stop transfer instructions. Upon the vesting of Shares of Restricted Stock, and the Company’s determination that any necessary conditions precedent to the release of vested Shares (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, such vested Shares shall be made available to the Participant in such manner as may be prescribed or permitted by the Committee. Such vested Shares shall be subject to Section 15.3.

8.4    Voting Rights. As set forth in a Participant’s applicable Award Agreement, the Committee shall determine the extent to which a Participant holding Shares of Restricted Stock shall be granted the right to exercise full voting rights with respect to those Shares.

8.5    Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicableprovision.

Article 9. Restricted Stock Units

9.1    Grant of Restricted Stock Units. Restricted Stock Units may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. A grant of Restricted Stock Units shall not represent the grant of Shares but shall represent a promise to deliver a corresponding number of Shares or the value of such number of Shares based upon the completion of service, performance conditions, or such other terms and conditions as specified in the applicable Award Agreement over the Period of Restriction. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement.

9.2    Nature of Restrictions. Each grant of Restricted Stock Units shall be subject to a Period of Restriction that shall lapse upon the satisfaction of such vesting conditions as are determined by the Committee and set forth in an applicable Award Agreement. Such conditions or restrictions may include, without limitation, that the Restricted Stock Units may vest only upon completion of a specified period of continuous employment or other service and/or to the degree that specific performance goals have been achieved.

9.3    Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder or Shares subject to any Restricted Stock Units granted hereunder prior to the issuance of Shares in settlement of Restricted Stock Units.

9.4    Settlement and Payment of Restricted Stock Units. Unless otherwise elected by the Participant as permitted under the Award Agreement, or otherwise provided for in the Award Agreement, Restricted Stock Units shall be settled upon the date such Restricted Stock Units vest. Such settlement shall be made in Shares, cash or a combination thereof as provided for under the applicable Award Agreement. Any Shares issued in settlement of Restricted Stock Units shall be subject to Section 15.3.

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9.5    Nontransferability. Restricted Stock Units may not be transferred in any fashion, subject to Section 15.1.

Article 10. Performance Shares

10.1    Grant of Performance Shares. Performance Share Awards may be granted to Participants in such number of Shares, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Each grant of Performance Shares shall be evidenced by an Award Agreement. Each grant of Performance Shares may be subject to a requirement that a Participant pay a stipulated purchase price for each Performance Share.

10.2    Vesting of Performance Shares. The Committee shall set performance goals that, depending on the extent to which they are met over the specified Performance Period and the satisfaction of applicable service-based vesting conditions, shall determine the number of Performance Shares that shall vest, which may be greater than the target number of Performance Shares granted, and be paid to a Participant.

10.3    Delivery of Shares. Unvested Performance Shares shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more stock certificates issued in the name of the Participant. Any such stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Performance Shares evidenced thereby. Any book-entry shall be subject to comparable restrictions and corresponding stop transfer instructions. Upon the vesting of Performance Shares, and the Company’s determination that any necessary conditions precedent to the release of vested Performance Shares (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, such vested Performances Shares shall be made available to the Participant in such manner as may be prescribed or permitted by the Committee. Such vested Performance Shares shall be subject to Section 15.3.

10.4    Voting Rights. As set forth in a Participant’s applicable Award Agreement, the Committee shall determine the extent to which a Participant holding Performance Shares shall be granted the right to exercise full voting rights with respect to such Performance Shares.

10.5    Nontransferability. Nonvested Performance Shares may not be transferred in any fashion, subject to Section 15.1.

Article 11. Performance Share Units

11.1    Grant of Performance Share Units. Performance Share Units may be granted to Participants in such number, and upon such terms and at any time and from time to time as shall be determined by the Committee. A grant of Performance Share Units shall not represent the grant of Shares but shall represent a promise to deliver a corresponding number of Shares or the value of such number of Shares based upon the completion of service and performance conditions over the applicable Performance Period, as specified in the applicable Award Agreement. Each grant of Performance Share Units shall be evidenced by an Award Agreement.

11.2    Vesting of Performance Share Units. The Committee shall set performance goals that, depending on the extent to which they are met over the specified Performance Period and the satisfaction of applicable service-based vesting conditions, shall determine the number of Performance Share Units that shall vest, which may be greater than the target number of Performance Share Units granted, and be paid to a Participant.

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11.3    Form and Timing of Payment of Performance Share Units. The Company shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Share Units in the form of Shares, cash or a combination thereof as provided for under the applicable Award Agreement. Any Shares issued in settlement of Performance Share Units are subject to Section 15.3.

11.4    Voting Rights. A Participant shall have no voting rights with respect to any Performance Share Units granted hereunder or Shares subject to any Performance Share Units granted hereunder prior to the issuance of Shares upon the settlement of Performance Share Units.

11.5    Nontransferability. Performance Stock Units may not be transferred in any fashion, subject to Section 15.1.

Article 12. Performance Units

12.1    Grant of Performance Units. Subject to the terms and provisions of the Plan, Performance Units may be granted to a Participant in such number, and upon such terms and at any time and from time to time as shall be determined by the Committee. Each grant of Performance Units shall be evidenced by an Award Agreement. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee.

12.2    Vesting of Performance Units. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over the specified Performance Period and the satisfaction of applicable service-based vesting conditions, shall determine the number of Performance Units that shall vest, the settlement value of each Performance Unit (if variable), and the settlement amount to be paid to the Participant.

12.3    Form and Timing of Payment of Performance Units. The Company shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash, Shares or a combination thereof, as provided for under the applicable Award Agreement. Any Shares issued in settlement of Performance Units are subject to Section 15.3.

Article 13. Other Stock-Based Awards and Cash-Based Awards

13.1    Grant of Other Stock-Based Awards and Cash-Based Awards. The Committee may grant Other Stock-Based Awards not otherwise described by the terms of the Plan in Shares or units based on Shares and in in such amounts and subject to such terms and conditions, as the Committee shall determine. Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares. The Committee may grant Cash-Based Awards not otherwise described by the terms of the Plan to a Participant in such amounts and upon such terms as the Committee shall determine. Each grant of Other Stock-Based Awards and Cash-Based Awards shall be evidenced by an Award Agreement and/or subject to a subplan or special provisions approved by the Committee.

13.2    Payment of Other Stock-Based Awards and Cash-Based Awards. Payment, if any, with respect to Cash-Based Awards and Other Stock-Based Awards shall be made in accordance with the terms of the applicable Award Agreement in the form of cash, Shares or other forms of Awards under the Plan or a combination of cash, Shares and other forms of Awards. The Committee shall determine the form in which Awards subject to this Article 13 shall be paid to a Participant.

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Article 14. Effect of Termination of Service

Each Award Agreement evidencing the grant of an Award shall provide for the following:

(a)    The extent to which a Participant shall vest in or forfeit such Award as a result of or following the Participant’s Termination of Service.

(b)    With respect to an Award in the form of an Option or SAR, the extent to which a Participant shall have the right to exercise the Option or SAR following the Participant’s Termination of Service.

The foregoing provisions shall be determined by the Committee, shall be included in each Award Agreement entered into with each Participant, need not be uniform among all Award Agreements and may reflect distinctions based on the reasons for termination.

Article 15. Transferability of Awards and Shares

15.1    Transferability of Awards. Except as provided in Section 15.2, Awards shall not be transferable other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order entered into by a court of competent jurisdiction. Notwithstanding the foregoing, ISOs may only be transferred by will or the laws of descent and during the lifetime of the Participant may only be exercised by the Participant in accordance with Code Section 422 and the applicable regulations thereunder. No Awards shall be subject, in whole or in part, to attachment, execution or levy of any kind; and any purported transfer in violation of this Section 15.1 shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death may be provided.

15.2    Committee Action. The Committee may, in its discretion, approve a Participant’s transfer, by gift, of an Award (except in the case of an ISO which can only be transferred as provided above), on such terms and conditions as the Committee deems appropriate and to the extent permissible and in compliance with Code Sections 409A and 83 and applicable securities laws and exchange rules, (i) to an “Immediate Family Member” (as defined below) of the Participant, (ii) to an inter vivos or testamentary trust in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) to a charitable institution. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan, including restrictions on further transferability, compliance with applicable securities laws, and providing required investment representations. “Immediate Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, a trust in which these persons have more than fifty (50%) percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50%) percent of the voting interests.

15.3    Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed or traded or under any blue sky or state securities laws applicable to such Shares, provided no such restriction shall cause Shares not to be “service recipient stock” within the meaning of Code Section 409A to the extent applicable for Options and SARs.

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Article 16. Nonemployee Director Awards

16.1    Awards to Nonemployee Directors. The Committee shall approve all Awards to Nonemployee Directors. The terms and conditions of any grant of any Award to a Nonemployee Director shall be set forth in an Award Agreement.

16.2    Annual Award Limit. The maximum aggregate value of equity and cash based Awards granted to any Nonemployee Director during any calendar year shall not exceed $750,000. The value of an equity-based Award shall be based on the Award’s grant date fair value as determined under applicable accounting standards.

Article 17. Effect of a Change in Control

Subject to Section 4.3, upon a Change in Control all then-outstanding Awards shall immediately vest and be settled in accordance with Section 17.1 and 17.2 below, except as may otherwise be provided in a then-effective written agreement (including an Award Agreement) between a Participant and the Company. The immediately preceding sentence shall not apply the extent that another award meeting the requirements of Section 17.3 (“Replacement Award”) is provided to the Participant pursuant to Section 4.4 to replace an Award (“Replaced Award”).

17.1    Outstanding Awards Subject Solely to a Service Condition.

(a)    Upon a Change in Control, a Participant’s then-outstanding Awards, other than Options and Stock Appreciation Rights, that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Affiliate shall become fully vested and shall be settled in cash, Shares or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Code Section 409A).

(b)    Upon a Change in Control, a Participant’s then-outstanding Options and Stock Appreciation Rights that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Affiliate shall immediately become fully vested and exercisable over the exercise period set forth in the applicable Award Agreement. Notwithstanding the immediately preceding the sentence, the Committee may elect to cancel such outstanding Options or Stock Appreciation Rights and pay the Participant an amount of cash (less normal withholding taxes) equal to the excess of (i) the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of the Change in Control (or if the Company shareholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a Share on the day immediately prior to the Change in Control) over (ii) the exercise price of such Options or the grant price of such Stock Appreciation Rights, multiplied by the number of Shares subject to each such Award in accordance with Code Section 409A to the extent applicable. No payment shall be made to a Participant for any Option or Stock Appreciation Right if the exercise price or grant price for such Option or Stock Appreciation Right, respectively, exceeds the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of Change in Control.

17.2    Outstanding Awards Subject to a Performance Condition.

(a)    Upon a Change in Control, a Participant’s then-outstanding Awards, other than Options and Stock Appreciation Rights, that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied as if target performance was achieved, and shall be settled in cash, Shares or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control (except to the extent that settlement

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of the Award must be made pursuant to its original schedule in order to comply with Code Section 409A), notwithstanding that the applicable performance period, retention period or other restrictions and conditions have not been completed or satisfied.

(b)    Upon a Change in Control, a Participant’s then-outstanding Options and Stock Appreciation Rights that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied as if target performance was achieved. Such vested Options and/or Stock Appreciation Rights shall be deemed exercised as of the date of the Change in Control and shall be settled cash within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Code Section 409A) in an amount equal to the excess of (i) the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of the Change in Control (or if the Company shareholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a Share on the day immediately prior to the Change in Control) over (ii) the exercise price of such Options or the grant price of such Stock Appreciation Rights, multiplied by the number of Shares subject to each such Award in accordance with Code Section 409A to the extent applicable. No payment shall be made to a Participant for any Option or Stock Appreciation Right if the exercise price or grant price for such Option or Stock Appreciation Right, respectively, exceeds the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of Change in Control.

17.3    Definition of Replacement Award.

(a)    An Award shall meet the conditions of this Section 17.3(a) (and hence qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award (or, if it is of a different type as the Replaced Award (such as a deferred cash equivalent award), the Committee, as constituted immediately prior to the Change in Control, finds such type acceptable); (ii) it has a value at least equal to the value of the Replaced Award; (iii) it relates to publicly traded equity securities listed on a securities exchange of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, except in the case of a Replacement Award granted in the form of a deferred cash equivalent award; (iv) its terms and conditions comply with Section 17.3(b); and (v) its other terms and conditions are not less favorable to the Grantee than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 17.3(a) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options or stock appreciation rights by reference to either their intrinsic value or their fair value.

(b)    Upon an involuntary Termination of Service of a Participant occurring at any time following the Change in Control, other than for Cause, all Replacement Awards held by the Participant shall become fully vested and free of restrictions and, in the case of Replacement Awards in the form of (i) stock options or stock appreciation rights shall be fully exercisable, (ii) performance-based Awards shall be deemed to be satisfied at target performance and paid upon or within 30 days of such Termination of Service, (iii) service-based Awards (other than stock options or stock appreciation rights) shall be paid upon or within 30 days of such Termination of Service. Notwithstanding the foregoing, with respect to any Award that is considered deferred compensation subject to Code Section 409A, settlement of such Award shall be made pursuant to its original schedule if necessary to comply with Code Section 409A.

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Article 18. Dividends and Dividend Equivalents

18.1    Payment of Dividends on Restricted Stock. With respect to an Award of Restricted Stock, the Committee may grant or limit the right of a Participant to receive dividends declared on Shares that are subject to such Award to the extent the Award is not yet vested. The terms of any right to dividends shall be as set forth in the applicable Award Agreement, including the time and form of payment and whether such dividends shall be credited with interest or deemed to be reinvested in additional Shares of Restricted Stock. If the Committee grants the right of a Participant to receive dividends declared on Shares subject to an unvested Award of Restricted Stock, then such dividends shall be subject to the same performance conditions and/or service conditions, as applicable, as the underlying Award.

18.2    Payment of Dividend Equivalents on Awards Other than Options, SARs and Restricted Stock. Except for Options, SARs and Restricted Stock, the Committee may grant Dividend Equivalents on the units or other Share equivalents subject to an Award based on the dividends actually declared and paid on outstanding Shares. The terms of any dividend equivalents shall be as set forth in the applicable Award Agreement, including the time and form of payment and whether such dividend equivalents shall be credited with interest or deemed to be reinvested in additional units or Share equivalents. Dividend Equivalents shall be subject to the same performance conditions and/or service conditions, as applicable, as the underlying Award.

Article 19. Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator or legal representative.

Article 20. Rights of Participants

20.1    Employment. Nothing in the Plan or an Award Agreement shall (a) interfere with or limit in any way the right of the Company or any Subsidiary or any Affiliate to terminate any Participant’s employment with the Company or any Subsidiary or any Affiliate at any time or for any reason not prohibited by law or (b) confer upon any Participant any right to continue his employment or service as a Director for any specified period of time. Neither an Award nor any benefits arising under the Plan shall constitute an employment contract with the Company or any Subsidiary or any Affiliate.

20.2    Participation. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

20.3    Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

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Article 21. Amendment and Termination

21.1    Amendment and Termination of the Plan and Awards.

(a)    Subject to subparagraphs (b) and (c) of this Section 21.1 and Section 21.4 of the Plan, the Board may at any time amend, suspend or terminate the Plan, and the Board or Committee may at any time amend, suspend or terminate any outstanding Award Agreement.

(b)    Without the prior approval of the Company’s shareholders and except as provided for in Section 4.3, no Option or SAR Award may be (i) amended to reduce the Exercise Price or the Grant Price thereof, as applicable; (ii) cancelled in exchange for the grant of any new Option or SAR with a lower Exercise Price or Grant Price, as applicable; or (iii) cancelled in exchange for cash, other property or the grant of any new Award at a time when the Exercise Price of the Option or the Grant Price of the SAR is greater than the current Fair Market Value of a Share.

(c)    Notwithstanding the foregoing, no amendment of the Plan shall be made without shareholder approval if shareholder approval is required pursuant to rules promulgated by any stock exchange or quotation system on which Shares are listed or quoted or by applicable U.S. state corporate laws or regulations, or U.S. federal laws or regulations.

21.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.

(a)    The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(b)    The Committee shall retain the discretion to decrease the amount payable pursuant to a Cash-Based Award below the amount that would otherwise be payable upon attainment of the applicable performance goal(s), either on a formula or discretionary basis or any combination, as the Committee or its authorized delegate determines is appropriate.

(c)    Any subplan may provide that the Committee shall retain the discretion to decrease the amount payable pursuant to a Cash-Based Award granted under such subplan below the amount that would otherwise be payable upon attainment of the applicable performance goal(s) either on a formula or discretionary basis or any combination, as the Committee or its authorized delegate determines is appropriate.

(d)    The determination of the Committee as to any adjustments made pursuant to subparagraphs (a), (b) and (c) above shall be conclusive and binding on Participants under the Plan. By accepting an Award under the Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 21.2 without further consideration or action.

21.3    Amendment to Conform to Law. Notwithstanding any other provision of the Plan to the contrary, the Board may amend the Plan and the Board or the Committee may amend an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to (i) any law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder, (ii) any applicable exchange requirements and (iii) any compensation recoupment policy adopted by the Company. By accepting an Award under the Plan, a Participant agrees to any amendment made pursuant to this Section 21.3 without further consideration or action.

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21.4    Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, other than Sections 4.3, 21.2 and 21.3, no termination or amendment of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

21.5    Deferred Compensation. Unless otherwise indicated in the applicable Award Agreement, it is not intended that any Award under the Plan, in form and/or operation, shall constitute “deferred compensation” within the meaning of Code Section 409A and therefore, it is intended that each Award shall not be subject to the requirements applicable to deferred compensation under section 409A of the Code and the regulations thereunder. If a Participant is a “specified employee” as defined under Code Section 409A and the Participant’s Award is to be settled on account of the Participant’s separation from service (for reasons other than death) and such Award constitutes “deferred compensation” as defined under Code Section 409A, then any portion of the Participant’s Award that would otherwise be settled during the six-month period commencing on the Participant’s separation from service shall be settled as soon as practicable following the conclusion of the six-month period (or following the Participant’s death if it occurs during such six-month period). To the extent that any Award constitutes deferred compensation subject to Code Section 409A, such Award shall be interpreted and construed to comply with Code Section 409A including, without limitation, a Termination of Service shall mean a “separation of service” within the meaning of Code Section 409A.

Article 22. General Provisions

22.1    Forfeiture and Recoupment Events.

(a)    In addition to the forfeiture events specified in paragraph (c) below, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable treatment of an Award.

(b)    Awards and any compensation directly attributable to Awards may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law and any Award Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

(c)    If an Employee incurs an involuntary Termination of Service on account of Cause, then such Employee shall forfeit, as of the date immediately preceding such Termination of Service, the Employee’s (i) outstanding and unexercised Options and SARs, (ii) outstanding and not yet vested Restricted Stock and Performance Shares and (iii) outstanding and not yet settled RSUs, Performance Share Units, Performance Units, Cash-Based Awards and Other Stock-Based Awards granted to the Employee.

22.2    Tax Withholding.

(a)    Tax Withholding Generally. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy applicable federal, state and local tax withholding requirements, domestic or foreign, with respect to any taxable event arising as a result of the grant, vesting, exercise or settlement of an Award to the Participant under the Plan.

(b)    Share Withholding. Unless otherwise required by the Committee, the Company may withhold, or permit a Participant to elect to have withheld from a “Share Payment” the number of Shares having a Fair Market Value equal to the minimum statutory withholding requirements. Notwithstanding the immediately

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preceding sentence, the Company, in its discretion, may withhold Shares having a Fair Market Value up to, but not in excess of, the maximum statutory withholding requirements. The term Share Payment shall mean the issuance or delivery of Shares upon the grant, vesting, exercise or settlement of an Award, as the case may be.

22.3    Right of Setoff. The Company or any Subsidiary or Affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a Subsidiary or Affiliate may owe to the Participant from time to time (including amounts payable in connection with any Award), such amounts owed by the Participant to the Company, including amounts owed under Section 22.2; provided, however, that no such setoff shall be permitted if it would constitute a prohibited “acceleration” or “deferral” of a payment hereunder within the meaning of Code Section 409A. Participant shall remain liable for any part of Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, Participant agrees to any deduction or setoff under this Section 22.3.

22.4    Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

22.5    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

22.6    Severability. In the event any provision of the Plan shall be held illegal orinvalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

22.7    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.

22.8    Delivery of Shares. The Company shall have no obligation to issue or deliver Shares under the Plan prior to:

(a)    Obtaining any approvals from governmental agencies that theCompany determines are necessary or advisable; and

(b)    Completion of any registration or other qualification of Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

22.9    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or deliver such Shares as to which such requisite authority shall not have been obtained.

22.10    Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under the Plan to represent and warrant in writing that the individual is acquiring Shares for investment and without any present intention to sell or distribute such Shares.

22.11    Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a)    determine which Subsidiaries shall be covered by the Plan;

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(b)    determine which Employees or Directors outside the United States are eligible to participate in the Plan;

(c)    modify the terms and conditions of any Award granted to Employees or Directors outside the United States to comply with applicable foreign laws;

(d)    establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any sub-plans and modifications to Plan terms and procedures established under this Section 21.10 by the Committee shall be attached to the Plan document as appendices;and

(e)    take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

22.12    Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

22.13    Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company or any Subsidiaries may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary or any Affiliate under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or the Subsidiary or the Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, or the Subsidiary or the Affiliate, as the case may be, and no special or separate fund shall be established, and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

22.14    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

22.15    Non-Exclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

22.16    No Constraint on Corporate Action. Nothing in the Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or a Affiliate’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action that such entity deems to be necessary or appropriate.

22.17    Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or Award Agreement to the substantive law of another jurisdiction and any litigation arising out of this Plan shall be brought inDelaware.

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22.18    Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may (i) deliver by email or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements) and (ii) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.

22.19    No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary, neither the Company, any Subsidiary, any Affiliate nor any of their employees, the Board, the Committee, any shareholder or any of their agents represent nor warrant the tax treatment under any federal, state, local or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.

22.20    Indemnification. Subject to requirements of the laws of British Columbia, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company or other person to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

22.21    Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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TRULIEVE CANNABIS CORP. ATTN: CORPORATE SECRETARY 6749 BEN BOSTIC ROAD QUINCY, FL 32351
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 9, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting—Go to www.virtualshareholdermeeting.com/TCNNF2021
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 9, 2021. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D52573-P57222 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
TRULIEVE CANNABIS CORP.
The Board of Directors recommends you vote FOR the following proposals:
1. Number of Directors: to set the number of directors of the Company at eight (8)
2. Election of Directors
Nominees
2a. Kim Rivers 2b. Giannella Alvarez 2c. Thad Beshears 2d. Peter Healy 2e. Richard May 2f. Thomas Millner 2g. Jane Morreau 2h. Susan Thronson
For Against
For Withhold
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
3. The approval of the 2021 Omnibus Incentive Plan, which will replace the Schyan Exploration Inc. Stock Option Plan
4. The re-appointment of MNP LLP as auditors for the Company and the authorization of the board of directors of the Company to fix the auditors’ remuneration and terms of engagement
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For Against
For Withhold
Signature (Joint Owners)    Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.
D52574-P57222
TRULIEVE CANNABIS CORP.
Form of Proxy – Annual General and Special Meeting to be held on June 10, 2021
Appointment of Proxyholder
I/We being the undersigned holder(s) of Trulieve Cannabis Corp. hereby appoint
Kim Rivers or, failing her, Eric Powers.
OR
Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:
as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of Trulieve Cannabis Corp. to be held via live webcast at www.virtualshareholdermeeting.com/TCNNF2021 at 10:00 A.M. EDT on June 10, 2021 or at any adjournment or postponement thereof.
This form of proxy is solicited by and on behalf of the board of directors. Proxies must be received by 11:59 P.M., EDT, on June 9, 2021.
Notes to Proxy
1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual General and Special Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.
5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the board of directors.
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
Continued and to be signed on reverse side